PROSPECTUS

JUNE 15, 2009

TACTICAL ALLOCATION FUND Quaker Long-Short Tactical Allocation Fund

As is the case with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete.  Any representation to the contrary is a crime.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.  Investments in the Fund involve investment risk, including the possible loss of principal.  Investors should carefully consider the risks, investment objectives, charges and ongoing expenses of each Fund before making an investment.

Your Guide to the Prospectus

This Prospectus is designed to help you make an informed decision about whether investing in this Fund, offered by Quaker® Investment Trust, is appropriate for you.  Please read it carefully before investing and keep it on file for future reference.

To make this Prospectus easy for you to read and understand, we have divided it into five sections.  Each section is organized to help you quickly identify the information you are looking for.

The first two sections, Risk and Return Summary and Non-Principal Investment Strategies, describe the Fund’s investment objective, investment strategies and policies, performance of the Fund in previous years, investment risks and the likely costs of investing in each Fund.  In particular, these sections tell you four important things about the Fund you should know before you invest:

•	The Fund’s investment objective — what the Fund is trying to achieve.

•	The Fund’s principal and non-principal investment strategies and risks — how the Fund tries to meet its investment objective.

•	The investment selection process used by the Fund — how the Fund chooses its primary investments.

•	Risks you should be aware of — the principal and non-principal risks of investing in the Fund.

The other three sections of the Prospectus — Management of the Fund, Shareholder Information, and Financial Highlights — provide you with detailed information about how the Fund is managed, the services and privileges that are available to you, how shares are priced, how to buy and sell shares, and other meaningful information about the Fund.

OVERVIEW

This prospectus (“Prospectus”) describes the Quaker Long-Short Tactical Allocation Fund (the “Fund”), which is a series of Quaker Investment Trust (the “Trust”), an open-end management investment company.  The Fund’s assets are managed according to its own investment objective, strategy and goal.

THE MULTI-ADVISER APPROACH

The Fund has its own distinct investment objective, strategy and risks.  The Fund’s investment adviser, Quaker Funds, Inc. (the “Adviser”), is responsible for constructing and monitoring the Fund’s asset allocation and portfolio strategy.  The Fund invests within specific segments (or portions) of the capital markets and invests in securities consistent with its investment objectives and style.  The potential risks and returns of the Fund vary with the degree to which the Fund invests in a particular market segment and/or asset class.

The Adviser oversees the Fund’s sub-adviser and recommends to the Board of Trustees whether to hire, terminate or replace a sub-adviser.  The Trust and the Adviser have received an exemptive order from the Securities and Exchange Commission (“SEC”) to operate under a manager of managers structure that permits the Adviser, with the approval of the Board of Trustees, to appoint and replace sub-advisers, enter into subadvisory agreements, and materially amend and terminate subadvisory agreements on behalf of the Fund without shareholder approval.  The SEC order does not apply to any sub-adviser that is affiliated with the Trust or the Adviser.  The manager of managers structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisers or subadvisory agreements.  The manager of managers structure would not permit an increase in the overall management and advisory fees payable by the Fund without shareholder approval.  Shareholders will be notified of any changes made to sub-advisers or subadvisory agreements within 90 days of the change.

The Fund is classified as non-diversified for purposes of federal mutual fund regulation.  This means that the Fund may invest a greater portion of its assets in the securities of one issuer or in a relatively few companies compared to diversified funds.  The Fund maintains its portfolios to meet the diversification requirements for mutual funds under the federal tax law.

Table of Contents

I	RISK AND RETURN SUMMARY	4
	Quaker Long-Short Tactical Allocation Fund	4
II	ADDITIONAL INVESTMENT STRATEGIES AND RISKS	11
III	MANAGEMENT OF THE FUND	13
IV	SHAREHOLDER INFORMATION	15
	Calculating Share Price	15
	Fair Valuation	15
	Choosing the Appropriate Share Class	16
	How to Buy Shares	20
	How to Sell Shares	23
	How to Exchange Shares	25
	Account Services	25
	Dividends and Tax Matters	26
	Release of Portfolio Information	27
V	FINANCIAL HIGHLIGHTS	28

I. Risk and Return Summary

Tactical Allocation Fund

Quaker Long-Short Tactical Allocation Fund (the “Fund”)

Investment Objective

The Fund seeks to provide long-term growth of capital.  The Fund’s objective is non-fundamental which means that it may be changed by the Board of Trustees without shareholder approval.

Principal Investment Strategy

The Fund seeks to achieve its objective primarily by investing in equity securities and selling equity securities short as a hedge against adverse market conditions.  Rock Canyon Advisory Group, Inc. (“Rock Canyon” or the “sub-adviser”), the Fund’s sub-adviser, follows a dynamic model that allocates the Fund’s portfolio among equity asset and style classes and between securities it holds long and sells short, based on the model’s assessment of overall market direction.  The sub-adviser will engage in extremely active trading of the Fund’s portfolio securities; therefore the Fund will have a portfolio turnover rate that is significantly higher than other mutual funds.

When the Fund invests in common stocks of individual companies, it will generally invest in companies within specific sectors (e.g., retail, consumer staples, technology) and within those sectors, specific styles (e.g., small cap value, large cap growth) that the sub-adviser’s proprietary sector and style models indicate have the greatest potential for upward price movement.  The models measure various characteristics such as price-to-earnings ratio, market capitalization and price momentum.

The Fund may also take long and short positions in exchange-traded funds such as Standard & Poor’s Depositary Receipts (commonly referred to as SPDRs) and the NASDAQ 100 tracking stock (NASDAQ Symbol QQQQ).  The Fund will use these instruments to increase exposure to sectors the sub-adviser’s model indicates have the greatest potential for upward price movement, and to decrease exposure to sectors the sub-adviser’s model indicates have the greatest potential for downward price movement.

Short selling means the Fund sells a security that it does not own, borrows the same security from a broker or other institution to complete the sale, and buys the same security at a later date to repay the lender.  If the security is overvalued, and the price declines before the Fund buys the security, the Fund makes a profit.  Conversely, if the price of the security increases before the Fund buys the security, the Fund loses money.

The Fund is a non-diversified Fund, which means that the Fund may take a larger position in a small number of companies than a diversified fund.

Principal Risks

You could lose all or a portion of your investment in the Fund.  Stock prices fluctuate in response to many factors including interest rates, general economic conditions, investor perceptions and market liquidity.

•	Management Risk. The strategy used by the sub-adviser may fail to achieve the intended results and may entail more risk than other stock funds.

•	Company Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund’s portfolio.

•	Smaller Company Risk. To the extent the Fund invests in smaller capitalization companies, the Fund will be subject to additional risks. These include:

1.	The earnings and prospects of smaller companies are more volatile than larger companies.

I. Risk and Return Summary

2.	Smaller companies may experience higher failure rates than do larger companies.
3.
The trading volume of securities of smaller companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies.

4.	Smaller companies may have limited markets, product lines or financial resources and may lack management experience.

•
Volatility Risk.  Equity securities tend to be more volatile than other investment choices.  The value of an individual company can be more volatile than the market as a whole.  This volatility affects the value of the Fund’s shares.

•
Market Risk.  Overall stock market risks may also affect the value of the Fund.  Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

•
Style Risk.  To the extent the Fund invests in a particular style, such as “small capitalization growth” or “large capitalization value,” the Fund may be subject to additional risks.  If the sub-adviser’s judgment about the attractiveness, value or potential appreciation of a particular security proves to be incorrect, the security’s price may decrease in value.  For example, if the Fund invests in a style that emphasizes “value stocks,” the market may not agree with the sub-adviser’s determination that a security is undervalued, and the security’s price may not increase to what the adviser believes is its full value.  It may even decrease in value.

•
Sector Risk.  If the Fund’s portfolio is overweighted in a certain sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not overweighted in that sector.

•
Short Sale Risk.  The Fund engages in short selling activities, which are significantly different from the investment activities commonly associated with conservative stock funds.  Positions in shorted securities are speculative and more risky than long positions (purchases).  You should be aware that any strategy that includes selling securities short could suffer significant losses.  Short selling will also result in higher transaction costs (such as interest and dividends), which reduce the Fund’s return, and may result in higher taxes.

•
Higher Expenses.  The Fund will indirectly bear its proportionate share of any fees and expenses paid by the exchange-traded funds in which it invests in addition to the fees and expenses payable directly by the Fund. Therefore, the Fund will incur higher expenses, many of which may be duplicative.

•
Portfolio Turnover Risk.  Because the Fund has very high portfolio turnover, it will incur significant additional costs due to greater brokerage commission expenses (and dealer spreads built into the cost of the securities) than those incurred by a fund with a lower portfolio turnover rate.  These additional expenses will substantially reduce the Fund’s total return, and the Fund therefore must significantly outperform the market in order to generate a return comparable to market returns.  The higher portfolio turnover rate may result in the realization for federal income tax purposes of additional net capital gains, which also may result in substantial ordinary income to shareholders and negatively affect the Fund’s after-tax performance.

•
Non-Diversification Risk.  As a non-diversified fund, the Fund’s portfolio may at times focus on a limited number of investments and will be subject to substantially more investment risk and potential for volatility than a diversified fund.  The Fund’s share price could fall if the Fund is heavily invested in a particular security and the price of that security falls.

QUAKER INVESTMENT TRUST PROSPECTUS

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I. Risk and Return Summary

Who May Want to Invest?

The Fund may best suit those investors who want long-term capital appreciation, and who can tolerate the risks involved with stock investing, short-selling, and active trading.

FOR MORE INFORMATION PLEASE CALL 800-220-8888

6

I. Risk and Return Summary

Tactical Allocation Fund

Quaker Long-Short Tactical Allocation Fund

Past Performance and Expenses1

The bar chart below displays the annual return of the Fund over the lifetime of the Fund.  The bar chart also illustrates the variability of the performance from year to year and provides some indication of the risks of investing in the Fund.  Fund performance shown does not reflect Class A Shares sales charges, but includes the reinvestment of dividends and capital gains.  Performance would be lower if sales charges were included.  Past performance does not guarantee or predict future results.

Annual Total Returns – Class A Shares As of December 31, 2008[2]

The Fund’s cumulative year-to-date return through March 31, 2009 was 5.68%

Highest and Lowest Returns
Highest Performing Quarter:	34.90% in 2nd quarter of 2003
Lowest Performing Quarter:	-15.18% in 3rd quarter of 2008

The table shows the risks of investing in the Fund by illustrating how the average annual returns for one-year, three-years and life-of-class for each class of the Fund before taxes compare to those of a broad-based securities market index.  In addition, after-tax returns are presented for Class A Shares of the Fund.  The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table.  In addition, the after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  After-tax returns for the other classes of shares will vary from the Class A Shares after-tax returns shown. (Where the return after taxes on distributions and sale of Fund shares is higher than the return before taxes, it is due to realized losses.  If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.)  Past performance (before and after taxes) is not an indication of future results.  The average annual total returns in the table below include any applicable sales charges and assumes reinvestment of dividends and capital gains.

___________________________
1 Performance information prior to June 1, 2009 represents that of the Top Flight Long-Short Fund (the “Top Flight Fund”), a series of the Rock Canyon Funds.  On or about June 15, 2009, the Top Flight Fund will be reorganized into the Fund (the “Reorganization”).  Prior to the Reorganization, the Fund had no assets or liabilities.  The Fund has investment objectives, strategies, and policies substantially similar to those of the Top Flight Fund, which was advised by Rock Canyon.  Rock Canyon serves as sub-adviser to the Fund.  For more information on Rock Canyon, please see the section entitled “MANAGEMENT OF THE FUND.”

2 Since the Fund’s share classes are invested in the same portfolio of securities, investment returns for each share class will differ only to the extent that each share class has different ongoing expenses and sales charges.  Fund expenses have changed and future performance may be affected by the imposition of a Rule 12b-1 fee.  Sales loads are not reflected in the performance bar chart.  If they were, returns would be lower.

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I. Risk and Return Summary

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2008

	1 YEAR	5 YEARS	LIFETIME[3]
Class A Return Before Taxes	(19.00)%	0.40%	7.68%
Class A Return After Taxes on Distributions	(19.00)%	(0.74)%	5.00%
Class A Return After Taxes on Distributions and Sale of Fund Shares	(12.35)%	(0.25)%	5.09%
Class C Return Before Taxes	N/A	N/A	N/A
Institutional Class Return Before Taxes	N/A	N/A	N/A
S&P 500 Total Return Index[4]	(37.00)%	(3.15)%	1.24%

_________________________
3 The inception date for Class A of the Fund was December 31, 2002.  For Class C and Institutional Class Shares, the inception date was June 15, 2009.

4 The S&P 500® Total Return Index is a widely recognized, unmanaged index consisting of the approximately 500 largest companies in the United States as measured by market capitalization.  The index assumes reinvestment of all dividends and distributions and does not reflect any asset-based charges for investment management or other expenses.

FOR MORE INFORMATION PLEASE CALL 800-220-8888

8

I. Risk and Return Summary

Tactical Allocation Funds

Quaker Long-Short Tactical Allocation Fund

FEES AND EXPENSES OF THE FUND

Fund investors pay various expenses either directly or indirectly.  This table shows the expenses for the past year, adjusted to reflect any charges that you may pay if you buy and hold shares of the Fund.  Actual or future expenses may be different.

Shareholder Transaction Expenses

Shareholder fees (fees paid directly from your investment)	Class A	Class C	Institutional Class
Maximum Sales Charge (Load)(1) Imposed on Purchases (as a percentage of the offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (1) (as a percentage of the original purchase price or redemption proceeds, whichever is lower)	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(2)
Management Fees(3)		1.70%	1.70%	1.70%
Distribution (12b-1) Fees		0.25%	1.00%(4)	None
Dividend Expense on Securities Sold Short	0.38%
Other Operating Expenses	1.02%
Total Other Expenses(5)		1.40%	1.40%	1.40%
Total Fund Operating Expenses		3.35%	4.10%	3.10%

(1)
The Class A shares front-end sales load will be waived for all shareholders of the Top Flight Fund who will receive Fund shares in connection with the Reorganization and any future purchases of Class A Shares of the Fund made by shareholders of the Top Flight Fund, including reinvested dividends.  Please see the section entitled “SHAREHOLDER INFORMATION” for an explanation of how and when these sales charges apply.

(2)	The information in the table has been restated to reflect fees and estimated expenses for the Fund’s first full fiscal year, rather than to reflect prior expenses applicable to the Top Flight Fund.

(3)	Management fees include a subadvisory fee of 1.20% paid by the Adviser to Rock Canyon.

(4)	The 12b-1 fee for this share class consists of a shareholder servicing fee of 0.25% of average net assets and a distribution fee of 0.75% per annum of average daily net assets.

(5)
“Other Expenses” have been restated to reflect estimated fees following the reorganization of the Top Flight Fund into the Fund.  Fees and expenses incurred indirectly by the Fund as a result of investment in shares of one or more Acquired Funds are not expected to exceed 0.01% of average net assets of the Fund and therefore these fees and expenses have been included in “Other Expenses.”

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I. Risk and Return Summary

EXPENSE EXAMPLES

The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated.  The example also assumes a 5% return each year, with operating expenses staying the same.  Your actual returns and expenses may be different.

Expenses of Hypothetical $10,000 Investment in Quaker Long-Short Tactical Allocation Fund

If you redeem your shares at the end of the period, your expenses for investing in the Fund would be:

	One Year	Three Years	Five Years	Ten Years
CLASS A1	$893	$1,546	$2,220	$4,005
CLASS C	$412	$1,247	$2,097	$4,289
INSTITUTIONAL CLASS	$313	$ 957	$1,625	$3,411

If you did not redeem your shares at the end of the period, your expenses for investing in the Fund would be:

	One Year	Three Years	Five Years	Ten Years
Class A1	$893	$1,546	$2,220	$4,005
Class C	$412	$1,247	$2,097	$4,289
Institutional Class	$313	$ 957	$1,625	$3,411

[1]
The expense example shown above does not reflect the waiver of the Class A Shares front-end sales load for Top Flight Fund shareholders who will receive Fund shares in connection with the Reorganization. If the expense example reflected the waiver of the Class A Shares front-end sales load for Top Flight Fund shareholders, the 1 year, 3 years, 5 years and 10 years expenses would be as follows: $338; $1,030; $1,745; and $3,640, respectively.

FOR MORE INFORMATION PLEASE CALL 800-220-8888

10

II. Non-Principal Investment Strategies and Risks

The following provides additional information about the investment strategies and risks described above.

The sub-adviser follows a dynamic model that allocates the Fund’s portfolio among equity asset and style classes and between securities it holds long and sells short, based on the model’s assessment of overall market direction.  The more confident the model is in the upward direction of the equity market, the lower the Fund’s exposure to short positions.  Likewise, the less confident the model is in the upward direction of the equity market, the greater the Fund’s exposure to short positions.  Under normal circumstances, the Fund may hold both long and short positions.  In connection with its short sales, the Fund is required to maintain a segregated account with the custodian of cash or liquid assets which will be marked to market daily so that it equals: (i) the current market value of the securities sold short by the Fund; less (ii) any collateral deposited with its broker (not including the proceeds from the short sales).  The Fund will limit its short sales so that no more than 50% of its net assets (less all its liabilities other than obligations under the short sales) will be deposited as collateral and allocated to the segregated account.  However, the segregated account and deposits will not necessarily limit the Fund’s potential loss on a short sale, which is unlimited.

The sub-adviser will select securities for long and short positions within each asset or style class based on its perception of market conditions.  The sub-adviser focuses its long positions on countries, industries, and companies whose securities are experiencing upward price momentum (i.e., the stock price is increasing) and other positive developments such as favorable valuations (e.g., low P/E ratios relative to sector or industry) and upward analyst earnings estimate revisions (e.g., analysts have raised estimates for the company’s earnings).  The sub-adviser may focus its short positions on instruments that offer broad sector exposure, such as exchange-traded funds; in sectors that the sub-adviser believes have greater potential for downward price movement.  The sub-adviser’s selection process is dynamic, so that as market conditions change, the sub-adviser will shift investments to other companies that may be in different industries or countries.  The sub-adviser may also sell a security if it identifies a security that it believes offers a better investment opportunity.

The Fund engages in short selling activities, which are significantly different from the investment activities commonly associated with conservative stock funds. Positions in shorted securities are speculative and more risky than long positions (purchases) in securities because the maximum sustainable loss on a security purchased is limited to the amount paid for the security plus the transactions costs, whereas there is no maximum attainable price of the shorted security. Therefore, in theory, securities sold short have unlimited risk. Depending on market conditions, the Fund may have difficulty purchasing the security sold short, and could be forced to pay a premium for the security. There can be no assurance that the Fund will be able to close out the short position at any particular time or at an acceptable price. You should be aware of the intrinsic risk involved in the Fund and be cognizant that any strategy that includes selling securities short can suffer significant losses. Short selling will also result in higher transaction costs (such as interest and dividends), and may result in higher taxes, which reduce the Fund’s return.

The Fund will primarily invest in common stocks and exchange-traded funds.  Exchange-traded funds include S&P Depositary Receipts (“SPDRs”), S&P Sector SPDRs, NASDAQ 100 tracking stock (QQQQs), closed-end mutual funds and other security baskets.  SPDRs are exchange-traded shares that represent ownership in the SPDR Trust, an investment company that was established to own the stocks included in the S&P 500 Index.  S&P Sector SPDRs are similar investment companies that own the stocks included in various sector indexes.  The price and dividend yield of SPDRs and S&P Sector SPDRs track the movement of the appropriate S&P index relatively closely.  Long and short positions in broad market index securities such as these will generally be held for a short period of time, and are intended to increase or decrease broad market exposure as indicated by the sub-adviser’s market direction model.  At times, as specified by the model, long or short positions in broad market index securities may be held for less than one day.  From time to time, as positions inside the Fund are adjusted in accordance with the sub-adviser’s sector, style, and market direction models, the Fund’s market exposure may exceed 100% of the assets of the Fund for very short periods of time while adjustments to the portfolio are being made; however, leverage is not a strategy of the Fund, and the Fund’s market exposure will typically be less than 100% of the assets of the Fund by the close of each business day.

The Fund may invest without limitation in shares of iShares Trust and iShares, Inc. (collectively, the “iShares Funds”).  The iShares Funds are registered investment companies whose shares are listed and traded at market prices on national securities exchanges, such as the New York Stock Exchange (“NYSE”).  These types of investment companies are commonly known as exchange-traded funds (“ETFs”).  Market prices of iShares Funds’ shares may be different from their net asset value (“NAV”) per share.  Each iShares Fund is an “index fund” that seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of a particular index.  To the extent the Fund invests in iShares, the Fund will indirectly bear its proportionate share of any management fees and other expenses paid to iShares Funds in addition to investment management fees charged by the Adviser and sub-adviser. The value of iShares’ Fund shares is subject to change as the values of their respective component stocks fluctuate according to market volatility.  A lack of liquidity in an iShares Fund could result in it being more volatile than its underlying securities portfolios.  In addition, because of iShares Funds’ expenses, compared to owning the underlying securities directly, it may be more costly to own iShares Funds.

QUAKER INVESTMENT TRUST PROSPECTUS

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II. Non-Principal Investment Strategies and Risks

The Fund may invest in foreign companies in the world’s developed and emerging markets by purchasing American Depositary Receipts (“ADRs”) and exchange traded funds like World Equity Benchmark Shares (“WEBS”) and iShares.  An ADR is a U.S. dollar denominated certificate that evidences ownership of shares of a foreign company.  ADRs are alternatives to the direct purchase of the underlying foreign stock.  WEBS represent a broad portfolio of publicly traded stocks in a selected country.  Each WEBS Index Series seeks to generate investment results that generally correspond to the market yield performance of a given Morgan Stanley Capital International Index.  To the extent the Fund invests in ADRs or foreign exchange traded funds, the Fund could be subject to greater risks because the Fund’s performance may depend on issues other than the performance of a particular company.  Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in U.S. companies. The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar.  There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information.

All of the foreign risks described above are heightened to the extent the Fund invests in securities of emerging foreign markets.  There may be greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; risk of companies that may be newly organized and small; and less developed legal systems.

From time to time, the Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions.  For example, the Fund may hold all or a portion of its assets in money market instruments or money market funds.  If the Fund invests in shares of a money market fund or other investment company, the shareholders of the Fund generally will be subject to duplicative management fees.  In addition, the Fund may temporarily discontinue short selling in extreme market conditions.  As a result of engaging in these temporary measures, the Fund may not achieve its investment objective.  The Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

FOR MORE INFORMATION PLEASE CALL 800-220-8888

12

III. Management of the Fund

Investment Adviser

Quaker Funds, Inc., (the “Adviser”) located at 309 Technology Drive, Malvern, Pennsylvania 19355, serves as the investment adviser to the Fund.  Founded in 1989, the Adviser provides its advisory services pursuant to an investment advisory agreement with Quaker Investment Trust (the “Trust”).  The Adviser is a corporation incorporated under the laws of the Commonwealth of Pennsylvania, and is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).  As of December 31, 2008, the Adviser had approximately $806 million in assets under management.

As investment adviser to the Fund, the Adviser has overall supervisory responsibility for: (i) the general management and investment of the Fund’s securities portfolio; (ii) the evaluation, selection and recommendation to the Board of Trustees of the hiring, termination and replacement of sub-adviser to manage the assets of the Fund; (iii) overseeing and monitoring the ongoing performance of the sub-adviser of the Fund, including their compliance with the investment objectives, policies and restrictions of the Fund; and (iv) the implementation of procedures and policies to ensure that the sub-adviser complies with the Fund’s investment objectives, policies and restrictions.

The Fund pays the Adviser and sub-adviser management fees for managing the Fund’s investments that are calculated as a percentage of the Fund’s assets under management.  The total advisory and subadvisory management fee payable as a percentage of the Fund’s average daily net assets is:

Name of Fund	Total Advisory and Subadvisory Fee Paid as a Percentage of Average Net Assets
Quaker Long-Short Tactical Allocation Fund	1.70%

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory and subadvisory agreement for the Fund will be available in the Trust’s annual report to shareholders for the period ended June 30, 2009.  The Trust’s shareholder reports are available on the Trust’s website at www.quakerfunds.com.

Sub-adviser and Portfolio Managers

The Adviser oversees the Fund’s sub-adviser and recommends to the Board of Trustees whether to hire, terminate or replace a sub-adviser.  The Trust and the Adviser have received an exemptive order from the SEC to operate under a manager of managers structure that permits the Adviser, without shareholder approval, subject to certain conditions and with the approval of the Board of Trustees, to: (i) hire, terminate or replace sub-advisers for the Fund; and (ii) change the terms of a subadvisory arrangement, unless such change would result in an increase in the overall management and advisory fees payable by the Fund as previously approved by shareholders.

The Adviser has entered into a separate subadvisory agreement with the sub-adviser and compensates the sub-adviser out of the investment advisory fees it receives from the Fund.  The sub-adviser has discretionary responsibility for investment of the assets and the portfolio management of the Fund.

Rock Canyon Advisory Group Inc. (“Rock Canyon”) located at 2989 West Maple Loop #210, Lehi, Utah  84043, serves as sub-adviser to the Fund.  Rock Canyon was founded in 2002 and is registered with the SEC as an investment adviser pursuant to the Advisers Act.  As of December 31, 2008, the firm had approximately $2.9 million of assets under management.

The following individuals are primarily responsible for the day-to-day management of the Fund:

Jonathan Ferrell.  Mr. Ferrell is the founder, President and Manager of Rock Canyon.  He has also been a principal at Lehi Partners LLC, since 2003, where he manages a hedge fund.  Prior to establishing Rock Canyon, Mr. Ferrell was Director of Research at Paragon Capital Management.  He is a graduate of Brigham Young University where he earned both a BA in Near Eastern Studies and an MBA.

Todd Draney.  Mr. Draney is Vice President and Manager of Rock Canyon.  He has also been a principal at Lehi Partners LLC since 2003, where he manages a hedge fund.  Prior to his involvement with Rock Canyon and Lehi Partners, Mr. Draney was President at Timpanogos Capital Group, Vice President at UAM Investment Services and Senior Advisor at Wasatch Advisors.  He is a graduate of Brigham Young University where he earned his BA in Economics and Portuguese and an MBA.

QUAKER INVESTMENT TRUST PROSPECTUS

13

III. Management of the Fund

More about Sub-adviser and Portfolio Managers

The Trust’s Statement of Additional Information provides additional information about the sub-adviser and the Fund’s portfolio managers’ compensation, other accounts managed and respective ownership of securities in the Fund.

FOR MORE INFORMATION PLEASE CALL 800-220-8888

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IV. Shareholder Information

Calculating Share Price

When you buy shares, you pay the offering price for the shares.  The offering price includes any applicable sales charge, and is determined by dividing the NAV by an amount equal to 1 minus the sales charge applicable to the purchase (expressed in decimals), calculated to two decimal places using standard rounding criteria.  The number of Fund shares you will be issued will equal the amount invested divided by the applicable offering price for those shares, calculated to three decimal places using standard rounding criteria.  For example, if the NAV per share is $10.25 and the applicable sales charge for the purchase is 5.75%, the offering price would be calculated as follows:  10.25 divided by 1.00 minus 0.0575 (10.25/0.9425) equals 10.87533, which, when rounded to two decimal points, equals 10.88.  The offering price per share would be $10.88.

When you sell or exchange shares of a Fund, you do so at the Fund’s NAV.

The value of a mutual fund is determined by deducting the fund’s liabilities from the total assets of the portfolio.  The NAV per share is determined by dividing the total net asset value of each Fund’s share class by the applicable number of shares outstanding per share class.

The Fund calculates the NAV per share each business day at the close of trading on the NYSE (which is generally 4:00 p.m. Eastern time).  The Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year’s Day, Martin Luther King Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, the Fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date.  The Fund generally utilizes two independent pricing services to assist in determining a current market value for each security.  If market quotations are readily available for portfolio securities listed on a securities exchange or on the NASDAQ National Market System, the Fund values those securities at the last quoted sale price or the official closing price of the day, respectively, or, if there is no reported sale, within the range of the most recent quoted bid and ask prices.  The Fund values over-the-counter portfolio securities within the range of the most recent bid and ask prices.  If portfolio securities trade both in the over-the-counter market and on a stock exchange, the Fund values them according to the broadest and most representative market.

Requests to buy and sell Fund shares are processed at the NAV next calculated after we receive your request in proper form.

Fair Valuation

•
Individual Securities.  The Fund expects to price most of its securities based on the current market values as discussed above.  Securities and assets for which market quotations are not readily available will be valued at fair value.  The types of securities for which such fair value pricing may be necessary include, but are not limited to: foreign securities, as discussed below; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities for which there is no current market value quotation; securities for which a broker quote has been requested but the spread between the bid and the ask exceeds 15%; and securities that are restricted as to transfer or resale.  The need to fair value a Fund’s portfolio securities may also result from low trading volume in foreign markets or thinly traded domestic securities, such as certain small-cap securities.

The Fund has adopted fair valuation procedures to value securities at fair market value in those circumstances as described above, and the Trust has established a Valuation Committee that is responsible for determining when fair valuing a security is necessary and appropriate.  Securities and assets for which market quotations are not readily available may be valued based upon valuation methods that include: (i) multiple of earnings; (ii) yield to maturity with respect to debt issues; (iii) discounts from market prices of similar freely traded securities; or (iv) a combination of these methods.  Securities may also be priced using fair value pricing methods when their closing prices do not reflect their market values at the time a Fund calculates its NAV because an event had occurred since the closing prices were established on the domestic or foreign exchange or market but before the Fund’s NAV calculation.  Once a fair value has been determined by the Valuation Committee, the Board of Trustees will be notified within two (2) business days by the Valuation Committee of such fair value determination.  The Valuation Committee is comprised of the Fund’s Chief Compliance Officer (who is an employee of and the Chief Compliance Officer of the Adviser), the Portfolio Compliance Manager of the Adviser and a Senior Officer of the Adviser.  In addition, a member of the Trust’s Audit Committee is responsible for monitoring the fair valuation process.

QUAKER INVESTMENT TRUST PROSPECTUS

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IV. Shareholder Information

•
Foreign Securities.  The value of a foreign security is generally determined as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of the close of trading on the NYSE, if earlier.  The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE (generally 4:00 p.m. Eastern time) on the day that the value of the foreign security is determined.  If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices.  If market quotations are not readily available for a foreign security or an event has occurred that caused a quotation to be unavailable or unreliable, the Valuation Committee will fair value foreign securities using the procedures described above.

•
Risk of Fair Value Pricing.  Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations.  There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.  As a result, the Fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Choosing the Appropriate Share Class

The Fund offers three classes of shares.  The main differences between each share class are sales charges, ongoing fees and investment minimums.  In choosing which class of shares to purchase, you should consider which will be most beneficial to you, given the amount of your purchase and the length of time you expect to hold your shares.  Each share class in the Fund represents an interest in the same portfolio of investments in that Fund.  The Fund offers Class A, Class C and Institutional Class shares.

FOR MORE INFORMATION PLEASE CALL 800-220-8888

16

IV. Shareholder Information

Comparison of Share Classes

	Class A	Class C	Institutional Class
TERMS	• Offered at NAV plus a front-end sales charge	• Offered at NAV with no front-end sales charge or CDSC	• Offered at NAV with no front-end sales charge or CDSC
ONGOING EXPENSES	• Lower than Class C	• Higher than Class A	• Lower than Class A or C
APPROPRIATE FOR INVESTORS	• Who prefer a single front-end sales charge	• Who want to invest all money immediately, with no front-end sales charge or CDSC	• Designed for large intuitional investors
	• With longer investment horizons	• With shorter investment horizons
• Who qualify for reduced sales charges on longer investments

Minimum Investments for Class A and C Shares
Type of Account	Minimum Investment to Open Account	Minimum Subsequent Investments
Regular	$2,000	$100
IRAs	$1,000	$100

Automatic Investment Plan Minimums
Type of Account	Minimum Investment to Open Account	Minimum Subsequent Investments
Regular	$2,000	$100
IRAs	$1,000	$100

Minimum Investment for Institutional Class Shares is $1 Million*
* The Adviser has the ability to waive the minimum investment for Institutional Class Shares at its discretion.

Reduction or Waiver of Front-End Sales Charges

Front-end sales charges may be reduced by:

•
Rights of Accumulation.  You may qualify for a reduced sales charge by aggregating the NAV of any shares you already own of the same class to the amount of your next investment in that class for purposes of calculating the sales charge.  For example, if you already owned Class A Shares in the Fund with a combined aggregate NAV of $450,000, and you decided to purchase an additional $60,000 of Class A Shares of another series of the Trust, there would be a sales charge of 2.00% on your $60,000 purchase instead of the normal 4.75% on that purchase, because you had accumulated more than $500,000 total in the Quaker Funds.

•
Letter of Intent.  By signing a Letter of Intent (LOI) you can reduce your Class A sales charge.  Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period.  The LOI will apply to all purchases of Class A Shares.  Any shares purchased within 90 days of the date you sign the letter of intent may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date.  Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the LOI.  Shares equal to the Quaker Funds’ highest applicable sales load (5.50% for all Funds) for the amount of the LOI will be held in escrow during the 13-month period.  If, at the end of that time the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the LOI not been in effect.  This amount will be obtained from redemption of the escrow shares.  Any escrowed shares not needed to satisfy that charge would be released to you.

QUAKER INVESTMENT TRUST PROSPECTUS

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IV. Shareholder Information

•
If you establish an LOI with Quaker Funds you can aggregate your accounts as well as the accounts of your immediate family members which include your spouse and children under age 21.  You will need to provide written instruction with respect to the other accounts whose purchases should be considered in fulfillment of the LOI.

You may need to provide your financial services firm or the Fund’s transfer agent with certain information about your accounts and the accounts of related parties to take advantage of the front-end sales charge reductions described above.  In certain instances, you may have to provide an account statement to verify that an account qualifies for inclusion in the calculation of the sales charge reduction.  You also must provide your financial services firm or the Fund’s transfer agent with information about eligible Fund accounts held with other broker/dealers if you want these accounts to be used to calculate the sales charge reduction.  Additional information about sales charge reductions is available in the Fund’s Statement of Additional Information or from a broker or financial intermediary through which shares of the Fund are sold.

Please refer to the purchase application or consult with your financial services firm to take advantage of these purchase options.

Additional information concerning sales load reductions is available in the Fund’s Statement of Additional Information.  Information regarding sales charges and the reduction or waiver of such sales charges are also available free of charge at www.quakerfunds.com.

Front-end sales charges may be waived:

•	For purchases by fee-based registered investment advisers for their clients, broker/dealers with wrap fee accounts, or registered investment advisers or brokers for their own accounts.

•	For employees and employee-related accounts of the Adviser and sub-advisers, Trustees and affiliated persons of the Trust. Please see the Statement of Additional Information for details.

•
For large orders and purchases by eligible plans.  Please see the Statement of Additional Information for details, including a description of the commissions the Fund's Distributor may advance to dealers for these purchases.

You need to notify your financial services firm or the Fund’s transfer agent if you qualify for a waiver.

Contingent Deferred Sales Charges (CDSCs)

Class A Shares are subject to a front-end sales charge at the time of purchase but are not subject to a CDSC on any sale of shares.

Class C and Institutional Class Shares are not subject to a CDSC on any sale of shares.

QUAKER INVESTMENT TRUST PROSPECTUS

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IV. Shareholder Information

Front-End Sales Charges on Class A Shares for the Fund

Amount Invested	Sales Charge (as a % of offering price)	Sales Charge (as a % of net amount invested)	Dealer Re-allowance
Less than $50,000	5.50%	5.82%	5.00%
$50,000 to $99,999	4.75%	4.99%	4.25%
$100,000 to $249,999	3.75%	3.90%	3.25%
$250,000 to $499,999	2.75%	2.83%	2.50%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 or more	1.00%	1.01%	0.75%

12b-1 Distribution and Service Fees

•
The 12b-1 Plans adopted by the Trust for the Class A and Class C Shares permit each Fund to pay distribution and other fees for the sale and distribution of its shares and for services provided to shareholders.

•	Because these fees are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

•	Class A Shares pay a 0.25% 12b-1/service fee.

•
Class C Shares pay a 1.00% 12b-1/service fee (shareholder servicing fee of 0.25% of average daily net assets and distribution fee of 0.75% per annum of average daily net assets), payable on a monthly basis, of each Fund’s average daily net assets attributable to Class C Shares.

Revenue Sharing

The Adviser may make payments for marketing, promotional or related services provided by broker-dealers and other financial intermediaries that sell shares of the Fund.  These payments are often referred to as “revenue sharing payments.”  The level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the intermediary, the expected level of assets or sales of shares, providing the Fund with “shelf space” or placing of some or all of the Fund on a recommended or preferred list, access to an intermediary’s personnel and other factors.  Revenue sharing payments are paid from the Adviser’s own legitimate profits and its own resources (not from the Fund) and may be in addition to any Rule 12b-1 payments that are paid.  The Board of Trustees of the Trust monitors these revenue sharing arrangements as well as the payment of advisory fees paid by the Fund to the Adviser to ensure that such advisory fees do not involve the indirect use of the Fund’s assets to pay for marketing, promotional or related services.  Because revenue sharing payments are paid by the Adviser, and not from the Fund’s assets, the amount of any revenue sharing payment is determined by the Adviser.

Payments may be based on current or past sales, current or historical assets, or a flat fee for specific services provided.  In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a particular Fund to you instead of recommending shares offered by competing investment companies.

Contact your financial intermediary for details about revenue sharing payments.

Notwithstanding the revenue sharing payments described above, the Adviser and all sub-advisers to the Fund are prohibited from considering a broker-dealer’s sale of any of the Fund’s shares in selecting such broker-dealer for the execution of a Fund’s portfolio transactions, except as may be specifically permitted by law.

FOR MORE INFORMATION PLEASE CALL 800-220-8888

19

IV. Shareholder Information

Registration of Share Classes

Shares of the Fund have not been registered for sale outside of the United States. The Adviser generally does not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

The Fund will not accept payment in cash or money orders. The Fund also does not accept cashier’s checks in amounts less than $10,000.  To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  The Fund is unable to accept post dated checks, post dated on-line bill pay checks, or any conditional order or payment.  A fee may be assessed against your account for any payment check returned to the Transfer Agent or for any incomplete electronic funds transfer, or for insufficient funds, stop payment, closed account or other reasons.  If a check does not clear your bank or the Fund is unable to debit your predetermined bank account on the day of purchase, the Fund reserves the right to cancel the purchase.  If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of a decline in the value of the canceled purchase.  The Fund (or its agent) has the authority to redeem shares in your account(s) from the Fund to cover any resulting losses due to fluctuations in share price.  Any profit on such cancellation will accrue to the Fund.

Your investment in the Fund should be intended to serve as a long-term investment vehicle.  The Fund is not designed to provide you with a means of speculating on the short-term fluctuations in the stock market.  The Trust reserves the right to reject any purchase request that it regards as disruptive to the efficient management of the Fund, which includes investors with a history of excessive trading.  The Trust also reserves the right to stop offering shares of the Fund at any time.

How to Buy Shares

You can invest in the Fund by mail, wire transfer and through participating financial service professionals as set forth below.  Federal law requires the Trust to obtain, verify and record information that identifies each person who opens an account.  When opening your account, you will be asked to provide your name, address, date of birth (as applicable) and other information so that we may identify you.  If this information is not provided, the Trust will be unable to open your account.  After you have established your account, you may make subsequent purchases by telephone.  You may also invest in the Fund through an automatic payment plan.  Any questions you may have can be answered by calling the Fund, toll free, at 800-220-8888.

In compliance with the USA Patriot Act of 2001, please note that the U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent (the “Transfer Agent”) will verify certain information on your account application as part of the Fund’s Anti-Money Laundering Program.  As requested on the application, you must supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing only a P.O. Box will not be accepted.  Please contact the Transfer Agent at 800-220-8888 if you need additional assistance when completing your application.

If we do not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received.  The Fund may also reserve the right to close the account within five (5) business days if clarifying information/documentation is not received.

Purchases through Financial Service Organizations

You may purchase shares of the Fund through participating brokers, dealers, and other financial professionals.  Simply call your investment professional to make your purchase.  If you are a client of a securities broker or other financial organization, you should note that such organizations may charge a separate fee for administrative services in connection with investments in Fund shares and may impose account minimums and other requirements.  These fees and requirements would be in addition to those imposed by the Fund.  If you are investing through a securities broker or other financial organization, please refer to its program materials for any additional special provisions or conditions that may be different from those described in this Prospectus (for example, some or all of the services and privileges described may not be available to you).  Securities brokers and other financial organizations have the responsibility of transmitting purchase orders and funds, and of crediting their customers’ accounts following redemptions, in a timely manner in accordance with their customer agreements and this Prospectus.

FOR MORE INFORMATION PLEASE CALL 800-220-8888

20

IV. Shareholder Information

Purchasing Shares by Mail

To purchase shares by mail, simply complete the account application included with this Prospectus, make a check payable to the Fund of your choice, and mail the account application and check to:

By Mail	For Overnight or Special Delivery

Quaker Investment Trust c/o U.S. Bancorp Fund Services, LLC. PO Box 701 Milwaukee, WI 53201-0701	Quaker Investment Trust c/o U.S. Bancorp Fund Services, LLC. 615 E. Michigan St., 3rd Floor Milwaukee, WI 53202-5207

The Trust does not consider the U.S. Postal Service or other independent delivery services to be its agents.  Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase applications or redemption requests does not constitute receipt by the transfer agent of the Fund.

Your purchase order, if accompanied by payment, will be processed upon receipt by the Transfer Agent.  If the Transfer Agent receives your order and payment by the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time), your shares will be purchased at the Fund’s offering price calculated at the close of regular trading on that day.  Otherwise, your shares will be purchased at the offering price determined as of the close of regular trading on the next business day.

Purchasing Shares by Wire Transfer

To open an account by wire, a completed account application is required before your wire can be accepted.  You may mail or overnight deliver your account application to the Transfer Agent.  Upon receipt of your completed application, an account will be established for you.  The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire.  Your bank must include the name of the Fund you are purchasing, the account number, and your name so that monies can be correctly applied.  Your bank should transmit funds by wire to:

U.S. Bank, N.A.
777 E. Wisconsin Ave.
Milwaukee, WI 53202
ABA # 075000022
Credit:
U.S. Bancorp Fund Services, LLC
Account #112-952-137
Further Credit:
(Fund name)
(Shareholder registration)
(Shareholder account number)

Before sending your wire, please contact the Transfer Agent to advise them of your intent to wire funds.  This will ensure prompt and accurate credit upon receipt of your wire.

Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing.  The Fund and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

QUAKER INVESTMENT TRUST PROSPECTUS

21

IV. Shareholder Information

Telephone Purchases

In order to be able to purchase shares by telephone, your account must have been established prior to your call, and you must have submitted a voided check or savings deposit slip for the bank account from which the purchase will be drawn.  Your initial purchase of shares may not be made by telephone.  Shares purchased by telephone will be purchased at the per share offering price determined at the close of business on the day the Transfer Agent receives your order, provided that your order is received prior to 4 p.m. Eastern time.

You may make purchases by telephone only if you have an account at a bank that is a member of the Automated Clearing House (“ACH”).  Most transfers are completed within three business days of your call.  To preserve flexibility, the Trust may revise or eliminate the ability to purchase Fund shares by phone, or may charge a fee for such service, although the Trust does not currently expect to charge such a fee.

The Transfer Agent employs certain procedures designed to confirm that instructions communicated by telephone are genuine.  Such procedures may include, but are not limited to, requiring some form of personal identification prior to acting upon telephonic instructions, providing written confirmations of all such transactions, and/or tape recording all telephonic instructions.  Assuming reasonable procedures such as the above have been followed, neither the Transfer Agent nor the Trust will be liable for any loss, cost, or expense for acting upon telephone instructions that are believed to be genuine.  The Trust shall have authority, as your agent, to redeem shares in your account to cover any such loss.  As a result of this policy, you will bear the risk of any loss unless the Trust and/or the Transfer Agent have failed to follow procedures reasonably designed to prevent losses.  However, if the Trust and/or the Transfer Agent fail to follow such procedures, it may be liable for such losses.

Miscellaneous Purchase Information

The Fund reserves the right to reject applications for shares under circumstances or in amounts considered disadvantageous to shareholders.  Applications will not be accepted unless they are accompanied by payment in U.S. funds.  Payment must be made by wire transfer, check or by electronic funds transfer through the ACH network from a U.S. bank, savings & loan or credit union.  The Transfer Agent may assess a fee against your account, in addition to any loss sustained by the Fund, for any check payment returned to the Transfer Agent for insufficient funds.

If you place an order for Fund shares through a securities broker, and you place your order in proper form before 4:00 p.m. Eastern time on any business day in accordance with their procedures, your purchase will be processed at the offering price calculated at 4:00 p.m. on that day, if the securities broker then transmits your order to the Transfer Agent before the end of its business day (which is usually 5:00 p.m. Eastern time).  The securities broker must send to the Transfer Agent immediately available funds in the amount of the purchase price within three (3) business days for the order.

Federal regulations require that you provide a certified taxpayer identification number whenever you open an account. Congress has mandated that if any shareholder fails to provide and certify to the accuracy of the shareholder’s social security number or other taxpayer identification number, the Trust will be required to withhold a percentage, currently 28%, of all dividends, distributions and payments, including redemption proceeds, to such shareholder as a backup withholding procedure.  The Fund also must withhold if the IRS instructs it to do so.

Frequent/Short-Term Trading or Market Timing

The Board of Trustees of the Trust has adopted and implemented policies and procedures to detect, discourage and prevent short-term or frequent trading (often described as “market timing”) in the Fund.  The policies and procedures are described below.

The Fund is not designed for professional market timing organizations, individuals, or entities using programmed or frequent exchanges or trades. Frequent exchanges or trades may be disruptive to the management of the Fund and can raise their expenses.  The Fund, through its principal underwriter, reserves the right to reject or restrict any specific purchase and exchange requests with respect to market timers and reserves the right to determine, in its sole discretion, that an individual, group or entity is or has acted as a market timer.

FOR MORE INFORMATION PLEASE CALL 800-220-8888

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IV. Shareholder Information

The Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number, and frequency of trades in Fund shares and other factors.  The Fund’s investments in foreign securities may be at greater risk for excessive trading.  Investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on events occurring after the close of a foreign market that may not be reflected in a Fund’s NAV (referred to as “arbitrage market timing”).  Arbitrage market timing may also be attempted if the Fund holds significant investments in small-cap securities, high-yield (junk) bonds and other types of investments that may not be frequently traded.  There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices.

The Fund currently uses several methods to reduce the risk of market timing.  These methods include: (i) committing staff to selectively review on a continuing basis recent trading activity in order to identify trading activity that may be contrary to this market timing policy; and (ii) seeking the cooperation of financial intermediaries to assist the Fund in monitoring and identifying market timing activity.

Investors who place transactions through the same financial intermediary on an omnibus account basis may be deemed part of a group for the purpose of this policy and their orders may be rejected in whole or in part by the Fund.  The Fund, however, cannot always identify or detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange and redemption orders to the Fund, and thus the Fund may have difficulty curtailing such activity.

Some investors own their shares in the Fund through omnibus accounts at a financial institution.  In such cases, the Fund may not know the identity of individual beneficial owners of the Fund’s shares, and may not be able to charge a redemption fee to the individuals actually redeeming Fund shares.  However, the Fund reviews all trading activity on behalf of omnibus accounts.  If any abuses are suspected, the Fund will contact the intermediary to determine whether the Fund’s policy has been violated and if so, to take appropriate action to deter future abuses of the policy.  The Fund may permanently or for a specific period of time bar any such accounts from further purchases of Fund shares.  The Fund’s ability to impose restrictions and deter abuses with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions and cooperation of those intermediaries.

Preventative Measures

The Fund’s Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders.  It is the policy of the Fund that, in the event that the Fund or the Fund’s principal underwriter or financial intermediaries determines, in their sole discretion, that a shareholder is engaging in excessive or market timing activity that may be harmful to the Fund or its shareholders, the Fund may, in its discretion, take one of the following steps to stop such activity:  (i) notify the shareholder of the trading activity that has been deemed to be excessive or identified to be a market timing activity, and request that the shareholder not continue with such activity; (ii) require all future purchase and redemption instructions by such shareholder to be submitted via regular mail; or (iii) reject additional purchase or exchange orders by the offending shareholder.

How to Sell Shares

You may sell shares on any day the NYSE is open, either through your financial services firm or directly, through the Transfer Agent.  Financial services firms must receive your sell order before 4:00 p.m. Eastern Time, and are responsible for furnishing all necessary documentation to the Transfer Agent.

The Fund has fair value pricing procedures in place.  See section entitled “Fair Valuation”.  By fair valuing a security whose price may have been affected by events occurring after the close of trading in its respective market or by news after the last market pricing of the security, the Fund attempts to establish a price that they might reasonably expect to receive upon the current sale of that security.  These procedures are intended to help ensure that the prices at which Fund shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders.

FOR MORE INFORMATION PLEASE CALL 800-220-8888

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IV. Shareholder Information

The Fund reserves the right to satisfy a redemption order by paying redemption proceeds with portfolio securities or non-cash assets for certain large orders.

To Sell Shares by Mail

By Mail	For Overnight or Special Delivery

Quaker Investment Trust c/o U.S. Bancorp Fund Services, LLC. PO Box 701 Milwaukee, WI 53201-0701	Quaker Investment Trust c/o U.S. Bancorp Fund Services, LLC. 615 E. Michigan St., 3rd Floor Milwaukee, WI 53202-5207

The selling price of the shares being redeemed will be the Fund’s per share NAV next calculated after receipt of all required documents in “Good Order.”  “Good Order” means that the request must include:

1.	Your account number;
2.	The number of shares to be sold (redeemed) or the dollar value of the amount to be redeemed;
3.	The signatures of all account owners exactly as they are registered on the account;
4.	Any required signature guarantees; and
5.	Any supporting legal documentation that is required in the case of estates, trusts, corporations or partnerships and certain other types of accounts.

Payment of redemption proceeds will generally be made the next business day but no later than the seventh business day after the valuation date.

Signature Guarantees.  A signature guarantee of each owner is required to redeem shares in the following situations, for all transactions:

•	If ownership is changed on your account;
•	When redemption proceeds are sent to any person, address or bank account not on record;
•	Written requests to wire redemption proceeds (if not previously authorized on the account application);
•	If a change of address request was received by the Trust or Transfer Agent within 15 days prior to the request for redemption;
•	When establishing certain services after the account is opened; and
•	For all redemption requests in excess of $25,000.

In addition to the situations described above, the Trust and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.  Signature guarantees are designed to protect both you and the Trust from fraud.  Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the Securities Transfer Association Medallion Program, the Stock Exchanges Medallion Program and the NYSE, Inc. Medallion Signature Program. A notary public is not an acceptable signature guarantor.

To Sell Shares by Phone

You may redeem your shares in the Fund by calling the Fund’s Transfer Agent at 800-220-8888 unless you declined the telephone redemption option on your account application.  Redemption proceeds may be sent by check to your address of record, proceeds may be wired to your bank account, or funds may be sent via electronic funds transfer through the ACH network to your pre-designated account.  Wires are subject to a $15 fee paid by the investor, but there is no charge when proceeds are sent via the ACH system.  Credit is usually available within 2-3 days.

FOR MORE INFORMATION PLEASE CALL 800-220-8888

24

IV. Shareholder Information

Involuntary Redemptions

Your account may be closed by the Trust if, because of withdrawals, its value falls below $2,000.  With respect to involuntary redemptions:

•	You will be asked by the Trust to buy more shares within 30 days to raise your account value above $2,000. If you do not do this, the Trust may redeem your account and send you the proceeds.

•	If you draw your account below $2,000 via the Systematic Withdrawal Plan (see “Account Services,” below), your account will not be subject to involuntary redemption.

•	Involuntary redemption does not apply to retirement accounts or accounts maintained by administrators in retirement plans.

•	No account will be closed if its value drops below $2,000 because of Fund performance, or because of the payment of sales charges.

How to Exchange Shares

Generally, you may exchange your shares of the Fund for the same share class of any other Fund of the Trust without incurring any additional sales charges.  In addition, shareholders of Class A Shares of a Fund may exchange into Class A Shares of First American Prime Obligations Fund and Class C Shares of a Fund may exchange into Class C-A of First American Prime Obligations Fund, without incurring any additional sales charges (Class A Shares and Class C-A Shares of First American Prime Obligations Fund will be referred to herein as the “Money Market Account shares”).

Money Market Account shares are available only as an exchange option for Fund shareholders.  Money Market Account shares acquired through an exchange may be exchanged back into Fund shares without the imposition of an additional sales load.  Money Market Account shares are not offered by this Prospectus but are available through an arrangement between the distributor and the First American Funds.  Please contact the Trust or your financial professional to receive a prospectus for the Money Market Account.

An exchange involves the simultaneous redemption of shares of one Fund and purchase of shares of another Fund of the Trust at each Fund’s respective closing NAV next determined after a request for exchange has been received, and is a taxable transaction.  You may direct the Trust to exchange your shares by contacting the Transfer Agent at 800-220-8888 or by submitting a written request.  A written request must be signed exactly as your name appears on your account and it must provide your account number, number of shares or dollar amount to be changed, and the name(s) of the Fund(s) to which the exchange will take place.

Account Services

You may select the following account services on your purchase application, or at any time thereafter, in writing.

•
Dividend Reinvestment.  Automatic, unless you direct that your dividends be mailed to you or sent directly to your predetermined bank account.  A Fund may make distributions of its net realized capital gains (after any reductions for capital loss carry forwards), generally, once a year.  You may change the manner in which your dividends are paid at any time by writing to the Transfer Agent.

QUAKER INVESTMENT TRUST PROSPECTUS

25

IV. Shareholder Information

•
Automatic Withdrawal Plan. For accounts with a minimum of $10,000, you may order a specific dollar amount sale of shares at regular intervals (monthly, quarterly, semi-annually or annually).  The minimum is $50 per systematic withdrawal per payment.  You may elect to have your payment sent by check or proceeds can be electronically deposited via the ACH network to your personal bank account.  Instructions for establishing this service are included in the account application, or are available by calling the Trust.  Payment will usually be made on the business day following the redemption of shares, but no later than the seventh day.  Credit for proceeds sent via the ACH network is available within 2-3 days.  Costs in conjunction with the administration of the plan are borne by the Fund.  Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses.  The Systematic Withdrawal Plan may be terminated at any time by the Trust upon sixty (60) days written notice or by a shareholder upon written notice to the Fund.  Account applications and further details may be obtained by calling the Trust at 800-220-8888 or by writing to the Transfer Agent.

•
Automatic Investment Plan.  You may order a specific dollar amount purchase of shares (in amounts greater than $25) at regular intervals (monthly, quarterly, semi-annually or annually), with payments made electronically from an account you designate at a financial services institution.  You can take advantage of the plan by filling out the Automatic Investment Plan application included with this Prospectus.  You may only select this option if you have an account maintained at a domestic financial institution which is an ACH member for automatic withdrawals under the Plan.  The Fund may alter, modify, amend or terminate the Plan at any time, but will notify you at least thirty (30) days beforehand if it does so.  For more information, call the Fund at 800-220-8888.

Dividends and Tax Matters

Dividends and Distributions.  The Fund has elected, qualified, and intends to continue to qualify, to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code.  As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you.  The Fund generally distributes to shareholders, at least annually, usually in December, substantially all of its net investment income and capital gains, if any, realized from sales of the Fund’s portfolio securities.  The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gain distribution.

Annual Statements.  Every January, you will receive a statement that shows the tax status of distributions you received the previous year.  Distributions declared in December but paid in January are taxable as if they were paid in December.  Mutual funds may reclassify income after your tax reporting statement is mailed to you.  Prior to issuing your statement, the Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders.  However, when necessary, the Fund will send you a corrected Form 1099-DIV to reflect reclassified information.

Avoid “Buying A Dividend.”  Unless you invest in a tax-deferred retirement account (such as an IRA), you should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution.  If you invest in the Fund shortly before the record date of a taxable income dividend or capital gain distribution, the distribution will lower the value of the Fund’s shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution.

Tax Considerations.  In general, if you are a taxable investor, Fund distributions are taxable to you at either ordinary income or capital gains tax rates.  This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income.  Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares.  A portion of income dividends designated by certain of the Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met.

A sale or redemption of Fund shares is a taxable event and, accordingly, a capital gain or loss may be recognized.  For tax purposes, an exchange of your Fund shares for shares of a different Fund is the same as a sale.

QUAKER INVESTMENT TRUST PROSPECTUS

26

IV. Shareholder Information

By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares.  The Fund also must withhold if the IRS instructs it to do so.  When withholding is required, the amount will be 28% of any distributions or proceeds paid.

Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes.  Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements.

This discussion of “Dividends and Tax Matters” is not intended or written to be used as tax advice.  Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in a Fund.

Release of Portfolio Information

A description of the Fund’s policies and procedures regarding the release of portfolio holdings information is available: (i) in the Trust’s Statement of Additional Information, and (ii) on the Trust’s website at www.quakerfunds.com.

QUAKER INVESTMENT TRUST PROSPECTUS

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V. Financial Highlights

The financial highlights table that follows presents performance information about the Fund, including the Top Flight Fund’s performance information prior to its reorganization into the Fund.  This information is intended to help you understand the Fund’s financial performance for the past five years or for the life of the class of shares of the Fund, as applicable.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

The financial highlights for the fiscal periods ended September 30, 2004, 2005, 2006, 2007, and 2008 were audited by the Top Flight Fund’s independent registered public accounting firm, whose report, along with the Top Flight Fund’s financial statements, appear in the Top Flight Fund’s annual report.  You can obtain the annual report, which contains more performance information, at no charge by calling 1-800-224-6312. The Fund’s financial information will be audited by the Trust’s independent registered public accounting firm, PricewaterhouseCoopers LLP.  The Fund’s Class C and Institutional Class shares have not commenced operations as of the date of this prospectus; therefore, no financial information is provided for these classes.

Class A shares	Fiscal Years Ended September 30
	2008	2007	2006	2005	2004
Net Asset Value –
Beginning of Period	$10.86	$10.66	$12.20	$11.60	$14.38

Income From Investment Operations:
Net Investment Loss(1)	(0.26)	(0.27)	(0.21)	(0.26)	(0.20)
Net Gains or Losses on Securities (realized or unrealized)	(1.13)	0.69	0.01	1.41	1.22
Total from Investment Operations	(1.39)	0.42	(0.20)	1.15	1.02

Distributions:
Realized Gains	---	(0.22)	(1.34)	(0.55)	(3.80)
Total from Distributions	---	(0.22)	(1.34)	(0.55)	(3.80)

Net Asset Value –
End of Period	$9.47	$10.86	$10.66	$12.20	$11.60
Total Return*	(12.80)%	4.07%	(1.97%)	9.95%	8.43%

Ratios/Supplemental Data:
Net Assets – End of Period (Thousands)	$4,368	$3,669	$12,281	$8,519	$19,089
Ratio of Expenses to Average Net Assets, excluding Dividends on Securities Sold Short	3.83%	3.86%	2.97%	3.28%	2.83%
Ratio of Dividend Expense on Securities Sold Short	0.38%	0.55%	0.34%	0.02%	0.20%
Ratio of Expenses to Average net Assets After Waivers	4.21%	4.42%	3.31%	3.30%	3.03%
Ratio of Net Investment Loss to Average Net Assets After Waivers	(2.31)%	(2.54)%	(1.85)%	(2.24)%	(1.69)%
Ratio of Expenses to Average Net Assets Before Waivers	4.61%	5.18%	3.44%	3.34%	3.03%
Ratio of Net Investment Loss to Average Net Assets Before Waivers	(2.70)%	(3.30)%	(1.98)%	(2.28)%	(1.69)%
Portfolio Turnover Rate	2121.39%	2118.78%	2052.63%	1634.62%	4874.52%

*
Total returns in the above table represent the return that the investor would have earned or lost over the period indicated on an investment assuming reinvestment of dividends, and is not annualized for periods of less than one year.

(1)	Net investment loss per share calculated using average shares outstanding method.

FOR MORE INFORMATION PLEASE CALL 800-220-8888

28

Privacy Notice

The following notice does not constitute part of and is not incorporated into the prospectus for the Trust.

Your personal privacy is important.  At Quaker Investment Trust, including its subsidiaries and affiliated entities, we recognize that whether you are an existing customer or are considering a relationship with us, you have an interest in how we collect, retain and use information about you and your relationship with us.

We are committed to protecting your confidential information.  We do this by maintaining standards and procedures designed to prevent the accidental disclosure of such information and/or its misuse.  Our Customer Privacy Policy, which outlines how we accomplish the protection of your information, is set forth below.

I. Information Collection

We may collect “non-public personal information” about you from the following sources:

•	Information we receive from you on account applications and other account forms you provide to us;

•	Information about your transactions with us, our affiliates, and other entities;

•	Information we receive from third parties, such as credit bureaus, the IRS, and others.

“Non-public personal information” is non-public information about you that we obtain in connection with providing a financial product or service to you.  For example, non-public personal information includes information regarding your account balance, shares held, which funds you own, your investment history, etc.

II. Information Use & Sharing With Third Parties

We are permitted under law to share information about our experiences or transactions with you or your account (such as your account balance, shares owned, and investment history) with affiliates.  We may also share additional information about you or your account (such as information we receive from account applications and other correspondence) with our affiliates.  We do not disclose information to our affiliates that does not directly relate to our, or our affiliates’, experiences or transactions with your account.

We are also permitted under law to disclose non-public information about you to “non-affiliated third parties” in certain circumstances.  We may share certain kinds of customer information with these third parties solely to facilitate the offering, administration, collection and delivery of our services to you, and only under strictly controlled circumstances designed to protect the privacy of your information.  We require any non-affiliated third party with whom we share such information to execute our Confidentiality and Consumer Privacy Protection Agreement.  Under that agreement, those parties are not allowed to release, use for their own purposes, or sell, transfer or provide any customer information we share with them to any other party.

You should be aware that there may be occasions where we are legally required to disclose information about you, such as in response to a governmental or court order.

If you decide to close your account with us, we will continue to adhere to these privacy policies.  Lastly, we do not sell customer lists or individual customer information.

III. Security Standards

At Quaker Investment Trust and our affiliates, employee access to customer information is authorized for business purposes only and only for employees who need to know such information.  We regularly train our employees on privacy and privacy security, and we have established and continuously maintain standards and procedures to protect the privacy of your information.

When you use our on-line (Internet) products and services, we may collect information about you to personalize our services to you, but we do not share any such information or your email information to anyone other than our affiliates, unless compelled to do so under law.

IV. Accuracy

We continually strive to maintain complete and accurate information about you and your accounts.  Should you ever believe that our records are inaccurate or incomplete, please call us immediately at 800-220-8888.  We will investigate your concerns and correct any inaccuracies.  We will also confirm to you the actions we have taken concerning your account.  You may also write to us at the Quaker Investment Trust, c/o U.S. Bancorp Fund Services, LLC 615 E. Michigan St., 3rd Floor, Milwaukee, Wisconsin 53202-52007.

QUAKER INVESTMENT TRUST PROSPECTUS

29

HOW TO GET MORE INFORMATION

HOW TO GET MORE INFORMATION

Additional information about the Fund’s investments is available in its annual and semi-annual reports to shareholders.  In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.  The Fund’s Statement of Additional Information (SAI) contains more detailed information on all aspects of the Fund.

To receive information without charge concerning the Fund or to request a copy of the SAI or the annual and semi-annual reports relating to the Fund, please contact the Trust at:

A copy of your requested document(s) will be mailed to you within three business days of your request.

The SAI and annual and semi-annual reports are also available, free of charge, on the Trust’s website at www.quakerfunds.com.

Information about the Fund (including the SAI) can also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information concerning the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090.  Information about the Fund is also available on the SEC’s EDGAR database at the SEC’s website (www.sec.gov).  Copies of this information can be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov), or by writing the SEC’s Public Reference Section, Washington, DC 20549.

Quaker Investment Trust
c/o U.S. Bancorp Fund Services, LLC.
PO Box 701
Milwaukee, WI 53201-0701
800-220-8888

Not all share classes of the Quaker Investment Trust are qualified or registered for sale in all states.  Shares of the Fund may not be offered or sold in any state unless registered or qualified in that jurisdiction or unless an exemption from registration or qualification is available.  Investors should inquire as to whether shares of the Fund are available for offer and sale in the investor’s state of residence.

Investment Company Act No. 811-06260
QKPLSTL 062009

THE QUAKER® INVESTMENT TRUST

309 TECHNOLOGY DRIVE
MALVERN, PENNSYLVANIA 19355
(800) 220-8888

STATEMENT OF ADDITIONAL INFORMATION

June 15, 2009

This Statement of Additional Information pertains to the Quaker Long-Short Tactical Allocation Fund, which is a separate series of Quaker Investment Trust (the “Trust”), an open-end investment management company.  The Fund represents a separate portfolio of securities.  The Trust offers interests in other series through separate prospectuses and a separate statement of additional information.

This Statement of Additional Information, which should be kept for future reference, is not a prospectus.  It should be read in conjunction with the Fund’s Prospectus, which is dated June 15, 2009 (“Prospectus”).

The Fund was formed in connection with the reorganization of a previously existing fund known as the Top Flight Long-Short Fund (the “Top Flight Fund”), which was advised by Rock Canyon Advisory Group Inc. (“Rock Canyon” or the “Sub-Adviser”).  On or about June 15, 2009, the Fund acquired all of the assets and liabilities of the Top Flight Fund in a tax-free reorganization.  The Fund maintains substantially similar investment objectives, strategies and policies as the Top Flight Fund.  Rock Canyon serves as the sub-adviser to the Fund.

The audited financial statements of the Top Flight Fund for the Top Flight Fund’s fiscal year ended September 30, 2008, including notes thereto and the report of the Top Flight Fund’s independent registered public accounting firm thereon, are available on the Fund’s website, http://quakerfunds.com/.

You may obtain a copy of the Prospectus and the Top Flight Annual Report to Shareholders free of charge and make shareholder inquiries by writing to Quaker Investment Trust, c/o US Bancorp Fund Services, LLC, P. O. Box 701, Milwaukee, Wisconsin  53201-0701, or by calling 800-220-8888.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.  INVESTMENTS IN THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

Investment Company Act No. 811-06260

TABLE OF CONTENTS

FUND HISTORY	1
INVESTMENT OBJECTIVES AND STRATEGIES	1
Investment Policies	1
Other Permissible Investments	4
Investment Restrictions	7
Fundamental Investment Restrictions	7
Non-Fundamental Investment Restrictions	8
Portfolio Turnover	9
Valuation of Individual Portfolio Holdings	9
DISCLOSURE OF PORTFOLIO HOLDINGS	10
MANAGEMENT OF THE TRUST	11
Board of Trustees and Officers	11
Interested Trustees and Officers	11
Independent Trustees	12
Ownership of Fund Shares by Trustees	12
Compensation of Trustees and Officers	13
Compensation of Trustees	13
Compensation of Officers	14
Committees of the Board	14
Audit Committee	14
Nominating Committee	14
Principal Holders of Securities	15
INVESTMENT ADVISORY AND OTHER SERVICES	15
Investment Adviser	15
Advisory Fees	15
Investment Sub-Adviser	15
Portfolio Managers	16
Compensation of Portfolio Managers	16
Other Managed Accounts of Portfolio Managers	16
Potential Conflicts of Interest	16
Principal Underwriter and Plans of Distribution	17
Distributor	17
Distribution Plan (Rule 12b-1 Plans)	18
Custodian	19
Transfer Agent and Administrator	19
Legal Counsel	19
Independent Registered Public Accounting Firm	20
Codes of Ethics	20
Proxy Voting Policies	20
Reports to Shareholders	20
BROKERAGE ALLOCATION	21
Commission Recapture	22
Affiliated Transactions	22
SHAREHOLDER INFORMATION	22
Purchases and Sales through Brokers	22
Sales Charge Reductions and Waivers	22
Redeeming Shares	23
Redemptions In-Kind	23
NET ASSET VALUE, DIVIDENDS AND TAXES	24
Net Asset Value	24
Suspension of the Determination of Net Asset Value	24
Distributions of Net Investment Income	24
Distributions of Capital Gains	24
Returns of Capital	24
Effect of Investment in Foreign Securities	24
Information on the Amount and Tax Character of Distributions	25
Sales, Exchanges and Redemption of Fund Shares	25

i

U.S. Government Securities	26
Qualified Dividend Income for Individuals	26
Dividends-Received Deduction for Corporations	26
Investment in Complex Securities	27
Backup Withholding	28
Non-U.S. Investors	28
PERFORMANCE INFORMATION	32

DESCRIPTION OF SHARES	32
Other Expenses	32

FINANCIAL STATEMENTS	33

EXHIBITS
Proxy Voting Policies of Adviser/Sub-Advisers

ii

FUND HISTORY

The Fund was organized as a series of the Quaker Investment Trust (the “Trust”) on June 1, 2009.  On or about June 15, 2009, the Fund acquired all of the assets and liabilities of the Top Flight Fund pursuant to the Agreement and Plan of Reorganization approved by unanimous written consent of the Top Flight Fund’s shareholders on May 29, 2009.  The Fund is a non-diversified Fund, as defined by the Investment Company Act of 1940 (the “1940 Act”).  The Top Flight Fund was organized as a non-diversified series of the Rock Canyon Funds on November 14, 2002 and commenced operations on December 31, 2002.

INVESTMENT OBJECTIVES AND STRATEGIES

The Trust is an open-end investment company.  The investment objective and strategies of the Fund are described in the Prospectus under the “Risk and Return Summary” heading.  Set forth below is additional information with respect to the investment policies of the Fund.

INVESTMENT POLICIES

In addition to the primary investment securities in which the Fund invests as set forth in the Prospectus, the Fund may also invest in the following, to the extent that such investments do not violate an investment restriction described in the Prospectus or this Statement of Additional Information:

Short Sales.  The Fund may sell a security short in anticipation of a decline in the market value of the security.  When the Fund engages in a short sale, it sells a security that it does not own.  To complete the transaction, the Fund must borrow the security in order to deliver it to the buyer.  The Fund must replace the borrowed security by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund sold the security.  The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security.  The Fund will realize a profit if the security declines in price between those dates.  Any potential gain is limited to the price at which the Fund sold the security short, and any potential loss is unlimited in size.  The Fund will not invest more than 50% of its net assets in short sales at any given time.

In connection with its short sales, the Fund will be required to maintain a segregated account with the Fund’s Custodian of cash or high grade liquid assets equal to: (i) the current market value of the securities sold short, less (ii) any collateral deposited with its broker (not including the proceeds from the short sales).  Depending on arrangements made with the broker or Custodian, the Fund may not receive any payments (including interest) on collateral deposited with the broker or Custodian.

U.S. Government Securities.  U.S. Government Treasury Bills, Treasury Notes, and Treasury Bonds (“U.S. Government Securities”) are direct obligations of the U.S. Government.  As such, these instruments are generally considered to have the highest credit standing.  Securities backed by the full faith and credit of the United States Government (direct obligations) carry minimal credit risk; shareholders are generally exposed only to interest rate risk.

U.S. Government Agency Securities.  U.S. Government Agency Securities are securities issued by instrumentalities of the U.S. Government.  Some of these securities are direct obligations of the U.S. Government, but those that are not still enjoy a very high degree of credit safety.  However if a U.S. Government Agency in which the Fund invests defaults and the U.S. Government does not stand behind the obligation, the Fund’s share price could fall.

Repurchase Agreements.  The Fund may invest in repurchase agreements fully collateralized by obligations issued by the U.S. government or agencies of the U.S. government (“U.S. Government Obligations”).  A repurchase agreement is a short term investment in which the purchaser (i.e., the Fund) acquires ownership of a U.S. Government Obligation (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser’s holding period (usually not more than 7 days from the date of purchase). Any repurchase transaction in which the Fund engages will require full collateralization of the seller’s obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with the custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Adviser to be creditworthy. The Adviser monitors the creditworthiness of the banks and securities dealers with which a Fund engages in repurchase transactions.

Exchange-Traded Funds.  The Fund may invest in equity and bond exchange-traded funds, which include various index tracking products such as iShares, Street Tracks and HOLDRs. iShares and streetTracks.  HOLDRs are a fixed basket of approximately twenty stocks of companies in a particular industry, sector or other group.  These groups include biotech, business-to-business, Internet, pharmaceutical, retail and telecommunications HOLDRs, among others.

The Fund may also invest in various sector exchange-traded funds such as the Basic Industries Select Sector Index, Consumer Services Select Sector Index, Consumer Staples Select Sector Index, Cyclical/Transportation Select Sector Index, Energy Select Sector Index, Financial Select Sector Index, Industrial Select Sector Index, Technology Select Sector Index, Utilities Select Sector Index.   Additionally, the Fund may invest in new exchange-traded shares as they become available.  If the Fund’s portfolio is overweighted in a certain industry sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not overweighted in that sector.

Equity Securities.  The Fund may invest in equity securities such as common stock, convertible preferred stock, convertible bonds, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.  Warrants are options to purchase equity securities at a specified price for a specific time period.  Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders.  Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions.  The Fund may not invest more than 5% of its net assets in either convertible preferred stocks or convertible bonds.  The Adviser will limit the Fund’s investment in convertible securities to those rated A or better by Standard & Poor’s Rating Group (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”) or, if unrated, of comparable quality in the opinion of the Adviser.

Short-Term Investments.  The Fund also will normally hold money market or repurchase agreement instruments for funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities, to allow for shareholder redemptions and to provide for Fund operating expenses.  As a temporary defensive measure, the Fund may invest up to 100% of its total assets in investment grade bonds, U.S. Government Securities, Repurchase Agreements, or money market instruments.  When the Fund invests its assets in such securities as a temporary defensive measure, it will not be pursuing its stated investment objective.

Options.  The Fund may engage in option transactions involving individual securities and stock indexes.  An option involves either: (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option; or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a stock index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option.  Options are sold (written) on securities and stock indexes.  The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security.  The purchaser of an option on a stock index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment.  A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option.  Options are traded on organized exchanges and in the over-the-counter market.  To cover the potential obligations involved in writing options, the Fund will either: (a) own the underlying security, or in the case of an option on a market index, will hold a portfolio of stocks substantially replicating the movement of the index; or (b) the Fund will segregate with the custodian high grade liquid debt obligations sufficient to purchase the underlying security or equal to the market value of the stock index option, marked to market daily.

The purchase and writing of options requires additional skills and techniques beyond normal portfolio management, and involves certain risks.  The purchase of options limits the Fund’s potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly.  However, the purchase of an option could result in the Fund losing a greater percentage of its investment than if the transaction were effected directly.  When the Fund writes a call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline.  When the Fund writes a put option, it will assume the risk that the price of the underlying security or instrument will fall below the exercise price, in which case the Fund may be required to purchase the security or instrument at a higher price than the market price of the security or instrument.  In addition, there can be no assurance that the Fund can affect a closing transaction on a particular option it has written.  Further, the total premium paid for any option may be lost if the Fund does not exercise the option or, in the case of over-the-counter options, the writer does not perform its obligations.

Money Market Instruments.  Money market instruments mature in thirteen months or less from the date of purchase and include U.S. Government Securities, corporate debt securities, bankers acceptances and certificates of deposit of domestic branches of U.S. banks, and commercial paper rated in one of the two highest rating categories by any of the nationally recognized statistical rating organizations or if not rated, of equivalent quality in the investment adviser’s opinion.  Money market instruments may be purchased for temporary defensive purposes, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operating expenses of the Fund.  For temporary defensive purposes, an investment adviser may, when it believes that unusually volatile or unstable economic and market conditions exists, depart from the Fund’s normal investment approach and invest up to 100% of the net assets of the Fund in these instruments.

Registered Investment Companies.  The Fund may invest up to 10% of the value of its total assets in securities of other investment companies.  The Fund may invest in any type of investment company consistent with the Fund’s investment objective and policies.  The Fund will not acquire securities of any one investment company if, immediately thereafter, the Fund would own more than 3% of such company’s total outstanding voting securities, securities issued by such company would have an aggregate value in excess of 5% of the Fund’s total assets, or securities issued by such company and securities held by the Fund issued by other investment companies would have an aggregate value in excess of 10% of the Fund’s total assets, except that such restrictions shall not apply to investments in iShares Funds (as defined below).  Notwithstanding the limitations described above, the Fund may purchase or redeem, without limitation, shares of any affiliated or unaffiliated money market funds, including unregistered money market funds, so long as the Fund does not pay a sales load or service fee in connection with the purchase, sale or redemption or if such fees are paid, the Fund’s Adviser must waive its advisory fee in an amount necessary to offset the amounts paid.  Investments in unregistered money market funds also are subject to certain other limitations as described in Rule 12d1-1 of the 1940 Act.  To the extent the Fund invest in other investment companies, the shareholders of the Fund would indirectly pay a portion of the operating costs of those investment companies.

Real Estate Securities.  The Fund may invest in readily marketable interests in real estate investment trusts (“REITs”).  REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests.  REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs.  Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents.  Equity REITs can also realize capital gains by selling properties that have appreciated in value.  Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.  REITs are generally publicly traded on the national stock exchanges and in the over-the-counter market and have varying degrees of liquidity.  Although the Fund is not limited in the amount of these types of securities it may acquire, it is not presently expected that within the next 12 months the Fund will have in excess of 5% of its total assets in real estate securities.

Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended (which may also be affected by changes in the value of the underlying property) and by changes in interest rates.  REITs are dependent upon management skills, often have limited diversification, and are subject to the risks of financing projects.  REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for exemption from tax for distributed income under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) and failing to maintain their exemptions from the Investment Trust Act of 1988, as amended.  Certain REITs have relatively small market capitalizations, which may result in less market liquidity and greater price volatility of their securities.

Restricted and Illiquid Securities.  The portfolio of the Fund may contain illiquid securities.  Illiquid securities generally include securities which cannot be disposed of promptly and in the ordinary course of business without taking a reduced price.  Securities may be illiquid due to contractual or legal restrictions on resale or lack of a ready market.  The following securities are considered to be illiquid:  repurchase agreements and reverse repurchase agreements maturing in more than seven days, nonpublicly offered securities and restricted securities.  Restricted securities are securities the resale of which is subject to legal or contractual restrictions.  Restricted securities may be sold only in privately negotiated transactions, in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 or pursuant to Rule 144 or Rule 144A promulgated under such Act.  Where registration is required, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time such security may be sold under an effective registration statement.  If during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than the price it could have obtained when it decided to sell.  The Fund will not invest more than 15% of its net assets in illiquid securities.

With respect to Rule 144A securities, these restricted securities are treated as exempt from the 15% limit on illiquid securities, provided that a dealer or institutional trading market in such securities exists.  The Fund, however, will not invest more than 10% of its net assets in Rule 144A securities.  Under the supervision of the Board of Trustees, the Adviser will determine the liquidity of restricted securities and, through reports from the Adviser; the Board of Trustees will monitor trading activity in restricted securities.  If institutional trading in restricted securities were to decline, the liquidity of the Fund could be adversely affected.

iShares Funds.  The Fund may from time to time invest in the shares of each iShares series of iShares Trust and iShares, Inc. (collectively, the “iShares Funds”) in excess of the limitations of section 12(d)(1)(A) and (B) of the 1940 Act, subject to: (i) the conditions set forth in the exemptive order dated April 15, 2003, issued by the SEC to iShares Trust and iShares, Inc., on behalf of each iShares Fund, and (ii) the representations and obligations outlined in a certain Participation Agreement entered into, by and among the Trust, on behalf of the Fund, and the iShares Funds.  The iShares Funds are registered investment companies, and shares of iShares Funds are listed and traded at market prices on national securities exchanges, such as the NYSE-ARCA.  Market prices of iShares Funds’ shares may be different from their net asset value per share.  Each iShares Fund is an “index fund” that seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of a particular index.

OTHER PERMISSIBLE INVESTMENTS

Foreign Securities.  Foreign securities means any security the issuer of which is (i) the government of a foreign country or of any political subdivision of a foreign country or (ii) a corporation or other organization incorporated or organized under the laws of any foreign country, except an issuer of which (A) more than 50% of the outstanding voting securities are held of record either directly or through voting trust certificates or depositary receipts by residents of the United States, and (B) either (1) the majority of the executive officers or directors of the issuer are U.S. citizens or residents, (2) more than 50% of the assets of the issuer are located in the U.S., or (3) the business of the issuer is administered principally in the U.S. Foreign securities include American Depository Receipts (ADRs).

In addition to the foreign equity securities described in the prospectus, the Fund may invest in foreign fixed income securities.  The Fund may invest in foreign fixed income securities.  Foreign fixed income securities include corporate debt obligations issued by foreign companies and debt obligations of foreign governments or international organizations.  This category may include floating rate obligations, variable rate obligations, Yankee dollar obligations (U.S. dollar denominated obligations issued by foreign companies and traded on U.S. markets) and Eurodollar obligations (U.S. dollar denominated obligations issued by foreign companies and traded on foreign markets).

Foreign government obligations generally consist of debt securities supported by national, state or provincial governments or similar political units or governmental agencies.  Such obligations may or may not be backed by the national government’s full faith and credit and general taxing powers.  Investments in foreign securities also include obligations issued by international organizations.  International organizations include entities designated or supported by governmental entities to promote economic reconstruction or development as well as international banking institutions and related government agencies.  Examples are the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.  In addition, investments in foreign securities may include debt securities denominated in multinational currency units of an issuer (including international issuers).  An example of a multinational currency unit is the European Currency Unit.  A European Currency Unit represents specified amounts of the currencies of certain member states of the European Economic Community, more commonly known as the Common Market.

Purchases of foreign equity and debt securities entail certain risks.  For example, there may be less information publicly available about a foreign company then about a U.S. company, and foreign companies are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S.  Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchanges, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility.  In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

The world’s industrialized markets generally include, but are not limited to, the following:  Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.  The world’s emerging markets generally include, but are not limited to, the following:  Argentina, Bolivia, Brazil, Bulgaria, Chile, China, Colombia, Costa Rica, the Czech Republic, Ecuador, Egypt, Greece, Hungary, India, Indonesia, Israel, the Ivory Coast, Jordan, Malaysia, Mexico, Morocco, Nicaragua, Nigeria, Pakistan, Peru, the Philippines, Poland, Portugal, Romania, Russia, Slovakia, Slovenia, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, Uruguay, Venezuela, Vietnam and Zimbabwe.

Investment in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in securities of foreign issuers outlined in this section to a heightened degree. These heightened risks include:  (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability;  (ii) the smaller size of the market for such securities and a low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility;  (iii) certain national policies that may restrict the Fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests;  and (iv) in the case of Eastern Europe and in China and other Asian countries, the absence of developed capital markets and legal structures governing private or foreign investment and private property and the possibility that recent favorable economic and political developments could be slowed or reversed by unanticipated events.  So long as the Communist Party continues to exercise a significant or, in some cases, dominant role in Eastern European countries or in China and other Asian countries, investments in such countries will involve risks of nationalization, expropriation and confiscatory taxation.  The Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation.  There may be no assurance that such expropriation will not occur in the future in either the Eastern European countries or other countries.  In the event of such expropriation, the Fund could lose a substantial portion of any investments it has made in the affected countries.  Further, no accounting standards exist in Eastern European countries.  Finally, even though certain Eastern European currencies may be convertible into U.S. dollars, the conversion rates may be artificial as compared to the actual market values and may be adverse to Fund shareholders.

In addition, investment in emerging markets is generally more expensive than in the United States.  Such markets have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions.  The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities.  Inability to dispose of a security due to settlement problems could result in losses to the Fund due to subsequent declines in the value of the security or, if the Fund has entered into a contract to sell the security, could result in possible liabilities to the purchaser.

Securities Lending.  The Fund may make long and short-term loans of its portfolio securities to parties such as broker-dealers, banks, or institutional investors.  Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, to earn additional income.  Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied, should the borrower fail financially, loans will be made only to parties whose creditworthiness has been reviewed and deemed satisfactory by the Adviser.  Furthermore, they will only be made if, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

The Adviser understands that it is the current view of the staff of the SEC that the Fund may engage in loan transactions only under the following conditions:  (i) the Fund must receive 100% collateral in the form of cash, cash equivalents (e.g., U.S. Treasury bills or notes) or other high grade liquid debt instruments from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (iii) after giving notice, the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

Cash received through loan transactions may be invested in any security in which the Fund is authorized to invest.  Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

Corporate Debt Securities.  Corporate debt securities are long and short-term debt obligations issued by companies (such as publicly issued and privately placed bonds, notes and commercial paper).  The Adviser considers corporate debt securities to be of investment grade quality if they are rated BBB or higher by S&P or Baa or higher by Moody’s, or if unrated, determined by the Adviser to be of comparable quality.  Investment grade dept securities generally have adequate to strong protection of principal and interest payments.  In the lower end of this category, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than in higher rated categories.

Zero Coupon Securities.  The Fund may invest in zero coupon securities, which are debt securities issued or sold at a discount from their face value that do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date (or cash payment date).  Zero coupon securities involve risks that are similar to those of other debt securities, although the market prices of zero coupon securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit qualities.  The amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer.  Zero coupon securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons.

Lower Quality Debt Securities.  The Fund may purchase lower quality debt securities, or unrated debt securities, that have poor protection of payment of principal and interest.  These securities, commonly referred to as “junk bonds,” often are considered to be speculative and involve greater risk of default and of price changes due to changes in the issuer’s creditworthiness.  Market prices of these securities may fluctuate more than higher quality debt securities and may decline significantly in periods of general economic difficulty that may follow periods of rising rates.  While the market for junk bonds has been in existence for many years and has weathered previous economic downturns, the market in recent years has experienced a dramatic increase in the large-scale use of such securities to fund highly leveraged corporate acquisitions and restructurings.  Accordingly, past experience may not provide an accurate indication of future performance of the junk bond market, especially during periods of economic recession.  The Fund may invest in securities which are of lower quality or are unrated if the Adviser determines that the securities provide the opportunity of meeting the Fund’s objective without presenting excessive risk.  The Adviser will consider all factors, which it deems appropriate, including ratings, in making investment decisions for the Fund and will attempt to minimize investment risks through diversification, investment analysis and monitoring of general economic conditions and trends.  To the extent that the Fund invests in lower quality securities, achievement of its investment objective may be more dependent on the Adviser’s credit analyses than is the case for higher quality bonds.  While the Adviser may refer to ratings, it does not rely exclusively on ratings, but makes its own independent and ongoing review of credit quality.

The market for lower quality securities may be thinner and less active than that for higher quality securities, which can adversely affect the prices at which these securities can be sold.  If there is not an established retail secondary market and market quotations are not available, these securities are valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services.  Judgment plays a greater role in valuing junk bonds than is the case for securities for which external sources for quotations and last-sale information are available.  Adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by the Fund to value these securities, and the Fund’s ability to dispose of these lower quality debt securities.

Lower quality securities present risks based on payment expectations.  For example, junk bonds may contain redemption or call provisions.  If an issuer exercises the provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors.  Conversely, a junk bond’s value will decrease in a rising interest rate market, as will the value of the Fund’s assets.  If the Fund experiences unexpected net redemptions, this may force it to sell its junk bonds, without regard to their investment merits, thereby decreasing the asset base upon which the Fund’s expenses can be spread and possibly reducing the Fund’s rate of return.

Since the risk of default is higher for lower quality securities and sometimes increases with the age of these securities, the Adviser’s research and credit analysis are an integral part of managing any securities of this type held by the Fund.  In considering investments for the Fund, the Adviser attempts to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations and has improved or is expected to improve in the future.  The Adviser’s analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earning prospects, and the experience and managerial strength of the issuer.

Borrowing.  The Fund is permitted to borrow money up to one-third of the value of its total assets for the purpose of investment as well as for temporary or emergency purposes.  Borrowing for the purpose of investment is a speculative technique that increases both investment opportunity and the Fund’s ability to achieve greater diversification.  However, it also increases investment risk.  Because the Fund’s investments will fluctuate in value, whereas the interest obligations on borrowed funds may be fixed, during times of borrowing, the Fund’s net asset value may tend to increase more when its investments increase in value, and decrease more when its investments decrease in value.  In addition, interest costs on borrowings may fluctuate with changing market interest rates and may partially offset or exceed the return earned on the borrowed funds.  Also, during times of borrowing under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

INVESTMENT RESTRICTIONS

The Fund has adopted the following fundamental investment limitations, which cannot be changed without approval by holders of a majority of the outstanding voting securities of each Fund as defined in the 1940 Act.  As provided in the 1940 Act, a vote of a “majority of the outstanding voting securities” of a Fund means the affirmative vote of the lesser of: (i) more than 50% of the outstanding shares of the Fund, or (ii) 67% or more of the shares of the Fund present at a meeting, if more than 50% of the shares are represented at the meeting in person or by proxy.  Except with respect to borrowing, changes in values of the Fund’s assets as a whole will not cause a violation of the following investment restrictions so long as percentage restrictions are observed by the Fund at the time it purchases any security.

Fundamental Investment Restrictions.  As a matter of fundamental policy, the Fund is not allowed to:

1.  Borrowing Money.  The Fund will not borrow money, except:  (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made.  This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

2.  Senior Securities.  The Fund will not issue senior securities.  This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3.  Underwriting.  The Fund will not act as underwriter of securities issued by other persons.  This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4.  Real Estate.  The Fund will not purchase or sell real estate.  This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate.  This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5.  Commodities.  The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments.  This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies, which are engaged in a commodities business or have a significant portion of their assets in commodities.

6.  Loans.  The Fund will not make loans to other persons, except:  (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; or (c) by purchasing nonpublicly offered debt securities.  For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7.  Concentration.  The Fund will not invest 25% or more of its total assets in a particular industry.  The Fund will not invest 25% or more of its total assets in any investment company that concentrates.  This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken.  This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

Non-Fundamental Investment Restrictions.  The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see “Investment Limitations - Fundamental” above).

1.  Pledging.  The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above.  Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2.  Borrowing.  The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than one third of its total assets are outstanding.

3.  Margin Purchases.  The Fund will not purchase securities or evidences of interest thereon on “margin.”  This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options; futures contracts, short sales and other permitted investments and techniques.

4.  Illiquid Investments.  The Fund will not invest more than 15% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

PORTFOLIO TURNOVER

Because the Fund has very high portfolio turnover, it will incur significant additional costs due to greater brokerage commission expenses (and dealer spreads built into the cost of the securities) than those incurred by a fund with a lower portfolio turnover rate.  The Fund will generally purchase and sell securities without regard to the length of time the security has been held.  These additional expenses will substantially reduce the Fund’s total return, and the Fund therefore must significantly outperform the market in order to generate a return comparable to market returns.  The higher portfolio turnover rate may result in the realization for federal income tax purposes of additional net capital gains, which also may result in substantial ordinary income to shareholders and negatively affect the Fund’s after-tax performance.

VALUATION OF INDIVIDUAL PORTFOLIO HOLDINGS

Securities that are listed on a securities exchange are valued at the last quoted sales price at the time the valuation is made.  Price information on listed securities is taken from the exchange where the security is primarily traded by the Fund.  Securities that are listed on an exchange and which are not traded on the valuation date are valued at the mean of the bid and asked prices.  Unlisted securities for which market quotations are readily available are valued at the latest quoted sales price, if available, at the time of valuation, otherwise, at the latest quoted bid price.  Temporary cash investments with maturities of 60 days or less will be valued at amortized cost, which approximates market value.  Securities for which no current quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees of the Trust.  Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.  Please see the Prospectus for more details regarding fair valuation of securities.

Fixed income securities will ordinarily be traded on the over-the-counter market.  When market quotations are not readily available, fixed income securities may be valued based on prices provided by a pricing service.  The prices provided by the pricing service are generally determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities, and developments related to specific securities.  Such fixed income securities may also be priced based upon a matrix system of pricing similar bonds and other fixed income securities.  The matrix system may be based upon the considerations described above used by other pricing services and information obtained by the pricing agent from the investment adviser and other pricing sources deemed relevant by the pricing agent.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees has adopted policies and procedures regarding the disclosure of portfolio holdings information to protect the interests of Fund shareholders and to address potential conflicts of interest that could arise between the interests of Fund shareholders and the interests of the Adviser, sub-adviser, principal underwriter, administrator, or any employees thereof (collectively, the “Fund Representatives”).  The Fund’s overall policy with respect to the release of portfolio holdings is to release such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders.  Subject to the limited exceptions described below, the Fund will not make available to anyone non-public information with respect to its portfolio holdings, until such time as the information is made available to all shareholders or the general public.

These policies and procedures are also applicable to the Fund Representatives.  Pursuant to the policy, the Fund and the Fund Representatives are obligated to:

•	Act in the best interests of Fund shareholders by protecting non-public and potentially material portfolio holdings information;

•	Ensure that portfolio holdings information is not provided to a favored group of clients or potential clients; and

•	Adopt safeguards and controls governing the release of client information so that no client or group of clients is unfairly disadvantaged as a result of such release.

Any requests for departures from this policy from clients, or from other third parties, must be authorized by the Chief Compliance Officer prior to disclosure.  In certain jurisdictions it is prohibited by law to make available to some shareholders the Fund’s underlying portfolio positions unless all shareholders receive the same information.  Providing such information to selected recipients could assist a person or entity in late trading of the Fund’s shares or allow them to engage in other detrimental trading techniques such as front running or short selling of the portfolio securities in the Fund.

There are general and other limited exceptions to this prohibition.  Third parties that provide services to the Fund, such as trade execution measurement and reporting systems, personal securities transaction monitoring, proxy voting, the Fund’s custodian, administrator, accountants/auditors and executing brokers, may also receive or have access to nonpublic Fund portfolio holdings information.  These parties, either by explicit agreement or by virtue of their duties, are required to maintain confidentiality and are required not to trade on such information.  In addition, the Adviser, the sub-advisers and certain of their personnel have access to the Fund’s portfolio holdings in the course of providing advisory services to the Fund.  Neither the Fund or any affiliated entity receives compensation or other consideration by virtue of disclosure of the Fund’s portfolio holdings.

Nonpublic portfolio information may be disclosed to other third parties provided that there is a legitimate business purpose for doing so, it is approved by the Chief Compliance Officer and proper undertakings are obtained with respect to confidentiality and limited scope of use of the information.

The Adviser’s/sub-adviser’s compliance staff conduct periodic reviews of compliance with the policy and, as appropriate, the Fund’s Chief Compliance Officer will report to the Board of Trustees regarding the operation of the policy, any material changes recommended as a result of such review and any material exceptions that have been granted under the policy, including an explanation of the legitimate business purpose that was served as a result of any such exception.

The Fund also discloses its complete portfolio holdings quarterly to the SEC using Form N-Q within 60 days of the first and third quarter ends of the Fund’s fiscal year and on Form N-CSR on the second and fourth quarter ends of the Fund’s fiscal year.  Form N-Q is not required to be mailed to shareholders, but is made public through SEC electronic filings.  Shareholders receive either complete portfolio holdings information or summaries of Fund portfolio holdings with their annual and semi-annual reports.  The Form N-Q is also available on the Trust’s website at www.quakerfunds.com.

MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES AND OFFICERS

The business of the Fund is supervised by the Board of Trustees, who may exercise all powers not required by statute, the Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”), or the By-laws to be exercised by the shareholders.  The Trustees stand in the position of fiduciaries to the Fund and its shareholders and, as such, they have a duty of due care and loyalty.  The Trustees are responsible for managing the business and affairs of the Fund.

When appropriate, the Board of Trustees will consider separately matters relating to the Fund or to any class of shares of the Fund.  The Board of Trustees elects the officers of the Trust and retains various companies to carry out Fund operations, including the investment adviser, custodian, administrator and transfer agent.

The following table provides information about the Trustees and officers of the Trust, including each person’s experience as a director or trustee of other funds as well as other recent professional experience.

Interested Trustees and Officers

Name, Address and Age	Position(s) Held with the Trust	Serving as an Officer or Trustee of the Trust Since	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen by Trustee	Other Directorships Held by Nominee(1)

Jeffry H. King, Sr.(2), (3) 309 Technology Drive Malvern, PA 19355 Age 66	Chairman of the Board	June 1996 – Jan. 2005 and June 2007 – Present;	Chief Executive Officer, Quaker Funds, Inc. (June 1996-present); Registered Representative, Citco Mutual Fund Distributors, Inc. (2006-2007); Chairman, Citco Mutual Fund Services, Inc. (1999-2005); Registered Representative, Radnor Research & Trading Company,	7	Director, Fairview YMCA; Director, U.S. Navy League; U.S. Director, Philadelphia Stock Exchange
	Vice-Chairman of the Board Chief Executive Officer	February 2005 – May 2007 June 1996 - Present	LLC; (2005-2006); Chairman and CEO, Quaker Securities Inc. (1990-2005).
Laurie Keyes(3), (4) 309 Technology Drive Malvern, PA 19355 Age 60	Treasurer and Trustee	Nov. 1996 – Present	Chief Financial Officer, Quaker Funds, Inc. (1996-present).	7	None
Justin Brundage (5) 309 Technology Drive Malvern, PA 19355 Age 39	Secretary	Since 2007; Since Nov. 2006
President, Quaker Funds, Inc; Chief Operating Officer, Quaker Funds, Inc. (2005-present); Director of IT, Citco Mutual Fund Services, Inc (2003-2005); formerly Registered Representative, Quaker Securities (1995-2005).

				None	None
Timothy E. Richards 309 Technology Drive Malvern, PA 19355 Age 44	Chief Compliance Officer	March 2004 – Present
Chief Compliance Officer to Quaker Funds, Inc. (2003-present); Chief Compliance Officer for the Quaker Investment Trust (2004-present); formerly Chief Compliance Officer  for the Penn Street Funds, Inc. (2004-2007); formerly Chief Compliance Officer for CRA Fund Advisors, Inc. and the Community Reinvestment Act Qualified Investment Trust (2004-2006).
				None	None

Independent Trustees

Mark S. Singel 309 Technology Drive Malvern, PA 19355 Age 55	Trustee	Feb. 2002 – Present	President and Chief Executive Officer, The Winter Group (Governmental Affairs Management and Consulting firm) (2005-present); Managing Director, Public Affairs Management (lobbying firm) (2000-present); formerly Lieutenant Governor and Acting Governor of Pennsylvania (1987-2005).	7	None
Ambassador Adrian A. Basora (ret.) 309 Technology Drive Malvern, PA 19355 Age 70	Trustee	Feb. 2002 – Present	Senior Fellow, Foreign Policy Research Institute (2004-present); formerly, President of Eisenhower Fellowships (1996-2004).	7	None
James R. Brinton 309 Technology Drive Malvern, PA 19355	Trustee	Feb. 2002 – Present;	President, Robert J. McAllister Agency, Inc. (a commercial insurance brokerage firm) (1979-present).	7	Director, Ascendant Capital Partners (2007-Present)
Age 54	Lead Independent Trustee	Aug. 2007 – Present
Gary Edward Shugrue 309 Technology Drive Malvern, PA 19355 Age 54	Trustee	July 2008 – Present	Ascendant Capital Partners, President and Chief Investment Officer (2001 – Present).	7	Director, BHR Institutional Funds Director, Ascendant Capital Partners (2007 – Present)
Warren West 309 Technology Drive Malvern, PA 19355 Age 52	Trustee	Nov. 2003 – Present	President Greentree Brokerage Services, Inc. (1998-present).	7	None
Everett T. Keech 309 Technology Drive Malvern, PA 19355	Trustee	Nov. 2005 – Present;	Chairman-Executive Committee, Technology Development Corp., (1997-present); President, Quaker Investment Trust (2002-2003); Affiliated	7	Director, Technology Development Corp.; Director, Advanced
Age 69	Interested Trustee, Vice Chairman of the Board, President, Treasurer	Feb. 2002 - Jan., 2005;	Faculty, University of Pennsylvania (1978-present).		Training Systems International, Inc.; Director, Phoenix Data Systems, Inc.
	Trustee	Nov. 1996- Feb. 2002

(1)
Directorship of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (i.e., “public companies”) and investment companies registered under the 1940 Act.

(2)
Mr. King is considered to be an “interested person” of the Trust for purposes of the 1940 Act because he is the Chief Executive Officer and a controlling shareholder of Quaker Funds, Inc., the investment adviser to the Funds.

(3)	Mr. King and Ms. Keyes are husband and wife.

(4)	Ms. Keyes is considered to be an “interested person” of the Trust for purposes of the 1940 Act because she is the Trust’s Treasurer and a controlling shareholder of Quaker Funds, Inc.

(5)
Mr. Brundage is the son of Ms. Keyes. Mr. Brundage is considered to be an “interested person” of the Trust for purposes of the 1940 Act because he is the Trust’s Secretary and a shareholder of Quaker Funds, Inc., the investment adviser of the Funds.

Ownership of Fund Shares by Trustees.  Because the Fund had not commenced operations as of the date of this Statement of Additional Information, there is no Fund ownership information.

COMPENSATION OF TRUSTEES AND OFFICERS

Compensation of Trustees.  Each Independent Trustee receives compensation from the Fund.  Interested Trustees are compensated by Quaker Funds, Inc., and do not directly receive compensation from the Fund.  However, because Mr. King and Ms. Keyes are currently employed by Quaker Funds, Inc. and have the right to share in the profits that Quaker Funds, Inc. earns by managing the Fund, they may receive indirect compensation from the Fund.  Each Independent Trustee currently receives a total annual retainer of $25,000 for serving as a Trustee of the Trust, plus reimbursement of any out-of-pocket expenses incurred in connection with attendance at Board meetings.  The chairpersons of the Audit Committee and the Nominating Committee each receive an additional annual retainer of $20,000.

The compensation tables below set forth the total compensation paid to the Trustees for the fiscal year ended June 30, 2008.  The Trust has no pension or retirement benefits for any of the Trustees.

Name and Position(s) Held	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Total Estimated Annual Benefits upon Retirement	Compensation from the Fund(s) and Fund Complex Paid to Trustees

David K. Downes(1) Chairman Emeritus	$16,667(Retainer)	N/A	N/A	$16,667

Mark S. Singel Independent Trustee	$25,000 (Retainer) $22,000 (Regular Board Meeting)	N/A	N/A	$47,000

Amb. Adrian A. Basora Independent Trustee	$25,000 (Retainer) $18,000 (Regular Board Meeting)	N/A	N/A	$43,000

James R. Brinton(2) Lead Independent Trustee	$25,000 (Retainer) $22,000 (Regular Board Meeting) $20,000 (Nominating Committee Meeting) $20,000 (Lead Independent Trustee)	N/A	N/A	$87,000

Warren West Independent Trustee	$25,000 (Retainer) $17,000 (Regular Board Meeting)	N/A	N/A	$42,000

Jeffry H. King, Sr. Chief Executive Officer, Chairman and Interested Trustee	N/A	N/A	N/A	N/A

Laurie Keyes Treasurer and Interested Trustee	N/A	N/A	N/A	N/A

Everett T. Keech(3) Independent Trustee	$25,000 (Retainer) $22,000 (Regular Board Meeting) $20,000 (Audit Committee Meeting)	N/A	N/A	$67,000

Name and Position(s) Held	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Total Estimated Annual Benefits upon Retirement	Compensation from the Fund(s) and Fund Complex Paid to Trustees

Gary E. Shugrue Independent Trustee	N/A	N/A	N/A	N/A

(1)
In addition to the portion of the annual retainer received by Mr. Downes as described above, Mr. Downes was entitled to be reimbursed for: (i) health insurance premiums paid by Mr. Downes with respect to a health care insurance policy coverage for Mr. Downes and his spouse; and (ii) amounts expended with respect to the lease of office space.  For the fiscal year ended June 30, 2008, Mr. Downes received $1,099 in reimbursements for health insurance premiums. Mr. Downes resigned from the Quaker Board effective August 1, 2007 and accepted the title of Chairman Emeritus.

(2)
Effective August 9, 2007 Mr. Brinton will serve as Lead Independent Trustee. As a result of these additional responsibilities, Mr. Brinton will receive an additional fee of $20,000 for his services as Lead Independent Trustee.

(3)	Mr. Keech resigned as a Trustee of the Trust on January 14, 2005 and rejoined the Board as an Independent Trustee in November 2005.

Compensation of Officers.  Timothy E. Richards, the Chief Compliance Officer of the Trust, is the only other officer of the Trust who receives compensation from the Trust.  For the fiscal year ended June 30, 2008, Mr. Richards received $199,049 in compensation from the Trust.

COMMITTEES OF THE BOARD

During the fiscal year ended June 30, 2008, the Trust held six (6) Board meetings.  Each of the currently serving Trustees attended at least 75% of those Board meetings and also attended at least 75% of those committee meetings on which the Trustee serves as a member.

There are two standing committees of the Board of Trustees:  Audit Committee and Nominating Committee.

Audit Committee.  The members of the Audit Committee are: Messrs. Everett T. Keech (Chairperson of the Audit Committee), Adrian A. Basora and Warren West.  The Audit Committee operates pursuant to a charter adopted by the Board of Trustees.  The purposes of the Audit Committee are to: (i) oversee the Fund’s accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the Fund; (ii) oversee the Fund’s financial statements and the independent audit thereof; (iii) select, evaluate and, where deemed appropriate, replace the Fund’s independent registered public accountants (“independent auditors”); (iv) evaluate the independence of the Fund’s independent auditors; and (v) to report to the full Board of Trustees on its activities and recommendations.  The function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control, and the independent auditors’ responsibility to plan and carry out a proper audit.  The independent auditors are ultimately accountable to the Board and the Audit Committee, as representatives of the Fund’s shareholders.  Each of the members of the Audit Committee have a working knowledge of basic finance and accounting matters and are not interested persons of the Trust, as defined in the 1940 Act.  The Audit Committee met three (3) times during the past fiscal year.

Nominating Committee.  The members of the Nominating Committee are: Messrs. James R. Brinton (Chairperson of the Nominating Committee), Gary E. Shugrue and Mark S. Singel, each of whom is an Independent Trustee, and, as such, satisfies the independence requirements under Rule 10A-3 of the Securities Exchange Act of 1934, as amended.  The Nominating Committee operates pursuant to a charter adopted by the Board of Trustees.  The purpose of the Nominating Committee is to recommend nominees for: (i) consideration as an independent trustee by the incumbent Independent Trustees of the Trust, and (ii) consideration as an interested trustee by the full Board of Trustees of the Trust.  The Nominating Committee for the Trust held three (3) meetings during the past fiscal year.

The Nominating Committee generally identifies candidates for Board membership through personal and business contacts of Trustees and, in its sole discretion, may solicit names of potential candidates from Quaker Funds, Inc.  The Nominating Committee’s process for evaluating a candidate generally includes a review of the candidate's background and experience, and other due diligence.  In evaluating a candidate, the Nominating Committee will also consider whether the candidate, if elected, would qualify as an independent trustee.

The Nominating Committee has not established any specific minimum requirements that candidates must meet in order to be recommended by the Nominating Committee for nomination for election to the Board. Rather, the Nominating Committee seeks candidates to serve on the Board who, in its judgment, will serve the best interests of the Trust’s long-term shareholders and whose background will complement the experience, skills and diversity of the other Trustees and add to the overall effectiveness of the Board.  The Nominating Committee does not currently consider shareholder recommendations for nomination of Trustees to the Board.

PRINCIPAL HOLDERS OF SECURITIES

The Trust’s officers and Trustees did not own any shares of any Class of the Fund and there are no shareholders of record holding 5% or more of the Fund because no shares of the Fund were outstanding as of the date of this Statement of Additional Information.

INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER

Founded in 1996 as a Pennsylvania Corporation, Quaker Funds, Inc. (“Adviser”) serves as investment adviser to the Fund and is located at 309 Technology Drive, Malvern, Pennsylvania, 19355.  The Adviser is a Pennsylvania corporation and is registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).  Mr. King and Ms. Keyes, who are husband and wife, and Mr. Brundage, who is the son of Ms. Keyes and the stepson of Mr. King, currently collectively own 100% of the equity interests in the Adviser.

The Adviser provides investment advisory services to the Fund pursuant to an Investment Advisory Agreement (“Advisory Agreement”).  The advisory services include Fund design, establishment of Fund investment objectives and strategies, selection and management of sub-advisers, and performance monitoring.  In addition, the Adviser furnishes periodic reports to the Board of Trustees of the Trust regarding the investment strategy and performance of the Fund.  The Adviser employs a supporting staff of management personnel needed to provide the requisite services to the Fund and also furnishes the Fund with necessary office space, furnishings, and equipment.  The Fund bears its own direct expenses such as legal, auditing and custodial fees.

Advisory Fees.  Pursuant to the Advisory Agreement, the Fund compensates the Adviser for these services by paying the Adviser an annual advisory fee of 1.70% assessed against daily average net assets under management in the Fund.

INVESTMENT SUB-ADVISER

The day-to-day investment management of the Fund rests with one or more sub-advisers hired by the Trust, on behalf of the Fund, with the assistance of the Adviser.  The responsibility for overseeing the sub-advisers rests with the Adviser.  Each sub-adviser is also responsible for the selection of brokers and dealers through whom transactions in the Fund’s portfolio investments will be effected.  The following tables identify each sub-adviser and indicate the annual subadvisory fee that is paid out of the assets of the Fund.  The fee is assessed against average daily net assets under management.  The subadvisory fees that have been negotiated with each sub-adviser pursuant to each respective investment subadvisory agreement are set forth below.

The following firm currently serves as sub-adviser to the Fund:

Rock Canyon Advisory Group, Inc. (“Rock Canyon”), located at 2989 West Maple Loop, Suite 210, Lehi, UT  84043, was founded in 2002 as a Utah Corporation and serves as the sub-adviser to Quaker Long-Short Tactical Allocation Fund.  Rock Canyon is registered as an investment adviser with the SEC under the Advisers Act.  Jonathan Ferrell has majority ownership interest in Rock Canyon.  For its subadvisory services, Rock Canyon receives a fee, payable by the Adviser, of 1.20% of the Fund’s average daily net assets.

PORTFOLIO MANAGERS

The following provides information regarding the portfolio managers identified in the Fund’s Prospectus: (1) the dollar range of the portfolio manager’s investments in the Fund; (2) a description of the portfolio manager’s compensation structure; and (3) information regarding other accounts managed by the manager and potential conflicts of interests that might arise from the management of multiple accounts.

INVESTMENTS IN THE FUND (as of December 31, 2008)
NAME OF PORTFOLIO MANAGER	DOLLAR RANGE OF INVESTMENTS IN THE FUND(1)

QUAKER LONG-SHORT TACTICAL ALLOCATION FUND
Rock Canyon Advisory Group, Inc., sub-adviser)
Jonathan Ferrell	$10,001-$50,000
Todd Draney	$50,001-$100,000

(1)
Reflects ownership in predecessor Top Flight Fund.  This column reflects investments in a Fund’s shares owned directly by a portfolio manager or beneficially owned by a portfolio manager (as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended).  A portfolio manager is presumed to be a beneficial owner of securities that are held by his or her immediate family members sharing the same household.

Compensation of Portfolio Managers.  The portfolio managers of the Adviser and sub-advisers are compensated in the following manner.

Each portfolio manager receives both salary compensation and profit sharing.

As a majority owner of Rock Canyon, Mr. Ferrell receives profits (net of expenses) from the advisor equal to his percentage of ownership in the advisor.

Other Managed Accounts of Portfolio Managers.  In addition to the management of the Fund, the portfolio managers also manage other accounts as summarized below.

	NUMBER OF ACCOUNTS	TOTAL ASSETS IN ACCOUNTS	NUMBER OF ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE	TOTAL ASSETS IN ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE
Jonathan Ferrell (Rock Canyon)
Registered Investment Companies	1	$2,782,937	1	$2,782,937
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts(1)	0	0	0	0
Todd Draney (Rock Canyon)
Registered Investment Companies	1	$2,782,937	1	$2,782,937
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts(1)	0	0	0	0

(1)	These are separately managed accounts of institutional or high net-worth investors for which the portfolio managers provide investment advice.

Potential Conflicts of Interest.  Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account.  Set forth below is a description of material conflicts of interest that may arise in connection with a portfolio manager who manages multiple funds and/or other accounts:

▪
The management of multiple funds and/or other accounts may result in a portfolio manager devoting varying periods of time and attention to the management of each fund and/or other account.  As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund.

▪
If a portfolio manager identifies an investment opportunity that may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts.

▪
At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds or other accounts for which he or she exercises investment responsibility, or may decide that certain of the funds or other accounts should take differing positions with respect to a particular security.  In these cases, the portfolio manager may place separate transactions for one or more funds or other accounts, which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other funds or accounts.

▪
With respect to securities transactions for the funds, the Adviser/sub-advisers determine which broker to use to execute each order, consistent with its duty to seek best execution of the transaction.  However, with respect to certain other accounts (such as other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Adviser/sub-adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker.  In these cases, the Adviser/sub-adviser or their affiliates may place separate, non-simultaneous, transactions for a fund and another account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the fund or the other account.

▪
The appearance of a conflict of interest may arise where the Adviser/sub-adviser has an incentive, such as a performance based management fee or other differing fee structure, which relates to the management of one fund or other account but not all funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

The Adviser/sub-adviser and the Fund have adopted certain compliance policies and procedures that are designed to address these types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation in which an actual or potential conflict may arise.

Specific Conflicts of Interest

Adviser
The Adviser does not manage separate accounts.  The Adviser’s sole business is that of investment adviser to the various series of the Trust.  There are no business activities unrelated to the Adviser’s responsibilities as investment adviser to the various series of the Trust.  There may exist conflicts relating to allocation of marketing and sales resources, as well as regulatory oversight amongst the various Funds.  For example, the Adviser may focus more marketing or sales resources on one or more portfolios for a specific period.  Similarly, circumstances may require that the Adviser allocate more compliance resources to a certain Fund or Funds during certain periods, particularly during the relevant Fund’s annual advisory agreement renewal process or performance evaluation.

Rock Canyon
The sub-adviser has not identified any material conflicts between the Fund and other accounts managed by the portfolio managers.  However, actual or apparent conflicts of interest may arise in connection with the day-to-day management of the Fund and the other accounts.  The management of the Fund and the other accounts may result in unequal time and attention being devoted to the Fund and the other accounts.   Another potential conflict of interest may arise where another account has the same investment objective as the Fund, whereby the portfolio manager could favor one account over another, particularly when one account pays a performance fee.  Further, a potential conflict could include the portfolio managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby the portfolio manager could use this information to the advantage of the other accounts and to the disadvantage of the Fund.  These potential conflicts of interest could create the appearance that the portfolio manager is favoring one investment vehicle over another.

PRINCIPAL UNDERWRITER AND PLANS OF DISTRIBUTION

Distributor.  Quasar Distributors, LLC (“Quasar”), located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Fund’s distributor. As the distributor, it has agreed to use reasonable efforts to distribute the Fund’s Class A and Class C Shares, as applicable.  Quasar is a wholly owned subsidiary of US Bancorp and is affiliated with US Bancorp Fund Services, LLC, the transfer agent for the Fund.

Pursuant to the Distribution Agreement between Quasar and the Trust, Quasar receives the sales load on sales of Class A and Class C Shares of the Fund and reallows a portion of the sales load to broker-dealers.  Quasar also receives the distribution fees payable pursuant to the Fund’s Rule 12b-1 Distribution Plans for Class A and Class C Shares described below.  There is no Rule 12b-1 distribution plan for Institutional Class Shares of the Fund.  The Distribution Agreement may be terminated at any time upon 60 days’ written notice, without payment of a penalty, by Quasar, by vote of a majority of the outstanding class of voting securities of the affected Fund, or by vote of a majority of the Board of Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Agreement.  The Distribution Agreement will terminate automatically in the event of its assignment.

Pursuant to the Distribution Agreement, Quasar facilitates the registration of the Fund’s shares under state Blue Sky laws and assists in the sale of shares.  The shares of the Fund are continuously offered by Quasar.  Quasar is not obligated to sell any specific number of shares of the Fund but has undertaken to sell such shares on a best efforts basis.

Quasar from time to time may reallow all or a portion of the sales charge on Class A Shares to individual selling dealers.

Distribution Plan (Rule 12b-1 Plans).  The Trust has adopted distribution plans under Rule 12b-1 of the 1940 Act (the “Plans”), whereby each share class of the Fund other than the Institutional Class Shares may pay to Quasar, the Adviser and others a distribution fee in the amount of up to (i) 0.25% per annum of the average daily net asset value of Class A Shares of each Fund, and (ii) 1.00% per annum ( of which 0.25% is a service fee) of the average daily net asset value of Class C Shares of the Fund.

The Plans permit the Fund to compensate Quasar, the Adviser and others in connection with activities intended to promote the sale of each class of shares of the Fund (except for Institutional Class Shares).  Expenditures under the Plans may consist of:  (i) commissions to sales personnel for selling Fund shares; including travel, entertainment and business development expenses; (ii) compensation, sales incentives and payments to sales, marketing and service personnel; (iii) payments to broker-dealers and other financial institutions that have entered into agreements with Quasar in the form of a Dealer Agreement for services rendered in connection with the sale and distribution of shares of the Fund; (iv) payment of expenses incurred in sales and promotional activities, including advertising expenditures related to the Fund; (v) the costs of preparing and distributing promotional materials; (vi) the cost of printing the Fund’s Prospectus and Statement of Additional Information for distribution to potential investors; (vii) website maintenance fees; (viii) interest on loan; (ix) bank fees; (x) temporary help; (xi) telephone; (xii) Raymond James Wrap Program; (xiii) consulting/research; (xiv) consulting/research fee; (xv) Class A Shares trailer commission; (xvi) Class B Shares trailer commission; (xvii) Class C Shares debt servicing; (xviii) Class C Shares trailer commissions; and (xix) other activities that are reasonably calculated to result in the sale of shares of the Fund.

A portion of the fees paid to Quasar, the Adviser and others pursuant to the Plans, not exceeding 0.25% annually of the average daily net assets of the Fund’s shares, may be paid as compensation for providing services to each Fund’s shareholders, including assistance in connection with inquiries related to shareholder accounts (the “Service Fees”).  In order to receive Service Fees under the Plans, participants must meet such qualifications as are established in the sole discretion of Quasar, such as services to the Fund’s shareholders; services providing each Fund with more efficient methods of offering shares to coherent groups of clients, members or prospects of a participant; services permitting more efficient methods of purchasing and selling shares; or transmission of orders for the purchase or sale of shares by computerized tape or other electronic equipment; or other processing.

The Board of Trustees has concluded that there is a reasonable likelihood that the Plans will benefit the Fund and its shareholders and that the Plans should result in greater sales and/or fewer redemptions of Fund shares.  On a quarterly basis, the Trustees will review a report on expenditures under the Plans and the purposes for which expenditures were made.  The Trustees will conduct an additional, more extensive review annually in determining whether the Plans should be continued.  Continuation of the Plans from year to year is contingent on annual approval by a majority of the Trustees acting separately on behalf of each Fund and class and by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (the “Plan Trustees”).  The Plans provide that they may not be amended to increase materially the costs that the Fund may bear pursuant to the applicable Plan without approval of the shareholders of the affected class of shares of the Fund and that other material amendments to the Plans must be approved by a majority of the Plan Trustees acting separately on behalf of the Fund, by vote cast in person at a meeting called for the purpose of considering such amendments.  The Plans further provide that while each Plan is in effect, the selection and nomination of Trustees who are not “interested persons” shall be committed to the discretion of the Trustees who are not “interested persons.”  A Plan may be terminated at any time by vote of a majority of the Fund Trustees or a majority of the outstanding shares of the Class of shares of the affected Fund to which the Plan relates.

CUSTODIAN

Brown Brothers Harriman & Co. (“BBH&Co”), 40 Water Street, Boston, Massachusetts 02109, serves as the custodian for the Fund’s assets.  As Custodian, BBH&Co. acts as the depositary for the Fund’s assets, holds in safekeeping its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund’s request and maintains records in connection with its duties as Custodian.  For its services to the Trust, BBH&Co. is paid a fee based on the net asset value of the Fund and is reimbursed by the Trust for its disbursements, certain expenses and charges based on an out-of-pocket schedule agreed upon by BBH&Co. and the Trust from time to time.

TRANSFER AGENT AND ADMINISTRATOR

US Bancorp Fund Services, LLC (“USB”), 615 E. Michigan St., 3rd Floor, Milwaukee, Wisconsin 53202-5207, serves as the Fund’s transfer, dividend paying, and shareholder servicing agent.

USB, subject to the supervision of the Board of Trustees, provides certain services pursuant to an agreement with the Trust (“Transfer Agent Servicing Agreement”).  USB maintains the records of each shareholder’s account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions.

BBH&Co. serves as Administrator to the Trust pursuant to a written agreement with the Trust.  BBH&Co. supervises all aspects of the operations of the Fund except those performed by the Fund’s Adviser under the Fund’s investment advisory agreements.  BBH&Co. is responsible for:

(a)	calculating the Fund’s net asset value;
(b)	preparing and maintaining the books and accounts specified in Rules 31a-1and 31a-2 of the 1940 Act;
(c)	preparing financial statements contained in reports to stockholders of the Fund;
(d)	preparing the Fund’s federal and state tax returns;
(e)	preparing reports and filings with the SEC; and
(f)	maintaining the Fund's financial accounts and records.

For its services to the Trust, the Trust pays BBH&Co. an annual fee, paid monthly, based on the aggregate average net assets of the Fund, as determined by valuations made as of the close of business at the end of the month.  The Fund is charged its pro rata share of such expenses.

LEGAL COUNSEL

Stradley Ronon Stevens & Young, LLP, One Commerce Square, Suite 2600, Philadelphia, Pennsylvania 19103, serves as counsel to the Trust and to the Independent Trustees of the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers, LLP, is the Independent Registered Public Accounting Firm for the Trust.

CODES OF ETHICS

Pursuant to Rule 17j-1 of the 1940 Act and Rule 204A-1 of the Advisers Act, each Adviser/sub-adviser has adopted a Code of Ethics that applies to the personal trading activities of their employees.  The Code of Ethics for each Adviser/sub-adviser establishes standards for personal securities transactions by employees covered under the Codes of Ethics.  Under the Codes of Ethics, employees have a duty at all times to place the interests of shareholders above their own, and never to take inappropriate advantage of their position.  As such, employees are prohibited from engaging in, or recommending, any securities transaction that involves any actual or potential conflict of interest, or any abuse of an employee’s position of trust and responsibility.

The Codes of Ethics adopted by each Adviser/sub-adviser applies to it and its affiliates, and have been adopted by the Trust.  All employees of Adviser/sub-advisers are prohibited from recommending securities transactions by the advised Fund(s) without disclosing his or her interest, and are prohibited from disclosing current or anticipated portfolio transactions with respect to the advised Fund to anyone unless it is properly within his or her duties to do so.  Employees who are also deemed investment personnel under each Code of Ethics, defined as any person who, in connection with his or her regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of a security by the respective Adviser/sub-adviser, or whose functions relate to the making of any recommendations with respect to such purchases or sales, are required to pre-clear with their local compliance officer transactions involving initial public offerings or private placements which present conflicts of interest with the Fund.

The Codes of Ethics adopted by the Adviser/sub-advisers are designed to ensure that access persons act in the interest of the Fund(s) for which they act as investment adviser with respect to any personal trading of securities.  Under the Adviser’s/sub-advisers’ Codes of Ethics, access persons are generally prohibited from knowingly buying or selling securities (except for mutual funds, U.S. government securities and money market instruments) which are being purchased, sold or considered for purchase or sale by the Fund(s) unless their proposed purchases are approved in advance.

The Adviser/sub-advisers have established under the Code of Ethics compliance procedures to review the personal securities transactions of their associated persons in an effort to ensure compliance with the Code of Ethics in accord with Rule 17j-1 of the 1940 Act and Rule 204A-1 of the Advisers Act.

The Fund’s principal underwriter also has adopted its own Code of Ethics pursuant to Rule 17j-1 of the 1940 Act.

Copies of the Codes of Ethics are on file with and publicly available from the SEC.

PROXY VOTING POLICIES

The Board of Trustees of the Trust have delegated the authority to vote proxies for the portfolio securities held by the Fund to the Fund’s Adviser/sub-adviser in accordance with the proxy voting policies adopted by the Adviser/sub-adviser.  The proxy voting policies of each Adviser/sub-adviser are attached as exhibits to this Statement of Additional Information.  Shareholders may obtain information about how the Fund voted proxies related to portfolio securities for the most recent 12-month period ended June 30, without charge, upon request, by calling 800-220-8888 or by accessing the SEC’s website at www.sec.gov.

REPORTS TO SHAREHOLDERS

The fiscal year of the Trust ends on June 30.  Shareholders of the Fund will be provided at least semi-annually with reports showing the portfolio of the Fund and other information, including an annual report with financial statements audited by the independent registered accountants.  In addition, the Trust will send to each shareholder having an account directly with the Trust a quarterly statement showing transactions in the account, the total number of shares owned and any dividends or distributions paid.  Inquiries regarding any Fund may be directed in writing to US Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201 or by calling 800-220-8888.

BROKERAGE ALLOCATION

The advisory/subadvisory agreements provide that the Adviser/sub-adviser shall be responsible for the selection of brokers and dealers for the execution of the portfolio transactions of the the Fund that they advise/sub-advise and, when applicable, the negotiation of commissions in connection therewith.  The Trust has no obligations to deal with any broker-dealer or group of brokers or dealers in the execution of transactions in portfolio securities.

Purchase and sale orders will usually be placed with brokers who are selected based on their ability to achieve “best execution” of such orders.  “Best execution” means prompt and reliable execution at the most favorable security price, taking into account the other provisions hereinafter set forth.  The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations, including the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future, and the financial strength and stability of the broker.  Such considerations are weighed by the Adviser/sub-adviser in determining the overall reasonableness of brokerage commissions.

The Adviser and the sub-adviser is authorized to allocate brokerage and principal business to brokers who have provided brokerage and research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), for the Trust and/or other accounts for which the Adviser/sub-adviser exercises investment discretion (as defined in Section 3(a)(35) of the 1934 Act) and, as to transactions for which fixed minimum commission rates are not applicable, to cause the Fund to pay a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting that transaction, if the Adviser/sub-adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the Adviser’s/sub-adviser’s overall responsibilities with respect to the Fund.  In reaching such determination, the Adviser/sub-adviser will not be required to place or to attempt to place a specific dollar value on the research or execution services of a broker or on the portion of any commission reflecting either of said services.  Research services provided by brokers to the Adviser/sub-adviser includes that which brokerage houses customarily provide to institutional investors and statistical and economic data and research reports on particular companies and industries.

The Adviser/sub-adviser may purchase or sell portfolio securities on behalf of the Fund in agency or principal transactions.  In agency transactions, the Fund generally pays brokerage commissions.  In principal transactions, the Fund generally does not pay commissions.  However, the aggregate price paid for the security will usually include an undisclosed “mark-up” or selling concession.  The Adviser/sub-adviser normally purchases fixed-income securities on a net basis from primary market makers acting as principals for the securities.  The Adviser/sub-adviser may purchase certain money market instruments directly from an issuer without paying commissions or discounts.  Certain sub-advisers generally purchase and sell over-the-counter securities directly with principal market makers who retain the difference between their cost for the security and its selling price, although in some instances, such sub-advisers may determine that better prices are available from non-principal market makers who are paid commissions directly.

The Adviser and the sub-adviser may aggregate sale and purchase orders for the Fund with similar orders made simultaneously for other clients of the sub-adviser.  The Adviser/sub-adviser will do so when, in its judgment, such aggregation will result in overall economic benefit to the Fund, taking into consideration the advantageous selling or purchase price, brokerage commission, and other expenses.

If an aggregate order is executed in parts at different prices, or two or more separate orders for two or more of a sub-adviser’s clients are entered at approximately the same time on any day and are executed at different prices, the sub-adviser has discretion, subject to its fiduciary duty to all its clients, to use an average price at which such securities were purchased or sold for the Fund and each of the clients for whom such orders were executed.

COMMISSION RECAPTURE

The sub-adviser maintains a commission recapture program with certain broker-dealers.  Under that program, a percentage of commissions generated by the portfolio transactions for that Fund is rebated to the Fund by the broker-dealer and is used to offset the Fund’s total expenses.  Participation in the program is voluntary and the sub-adviser receives no benefit from the recaptured commissions.

AFFILIATED TRANSACTIONS

When buying or selling securities, the sub-advisers may execute trades for the Fund with broker-dealers that are affiliated with the Trust, the Adviser, the sub-advisers or their affiliates, and the Fund may pay commissions to such broker-dealers in accordance with procedures adopted by the Board of Trustees.  The Trust has adopted procedures to monitor and control such affiliated brokerage transactions, which are reported to and reviewed by the Board of Trustees at least quarterly.

SHAREHOLDER INFORMATION

The Fund offers Class A, C and Institutional Class Shares.  Each Class involves different sales charges, features and expenses as described more fully in the Prospectus.

PURCHASES AND SALES THROUGH BROKERS

The Fund has authorized one or more brokers to receive on their behalf purchase and redemption orders.  Such brokers are authorized to designate intermediaries to receive orders on the Fund’s behalf.  The Fund will be deemed to have received an order when an authorized broker or broker-authorized designee receives the order.  Customer orders, in such cases, will be priced at the Fund’s net asset value per share next computed after they are received by an authorized broker or the broker-authorized designee.  Investors who purchase shares on a load waived basis may be charged a fee by their broker or agent if they effect transactions in Fund shares through a broker or agent that waives the front end load.

SALES CHARGE REDUCTIONS AND WAIVERS

Class A Shares of the Fund is offered subject to the following sales charge schedule:

Purchase Amount	Sales Load (as % of Offering Price)	Sales Load (as % of Net Amount Invested)	Amount Reallowed to Dealers (as % of Offering Price)

up to $49,999	5.50%	5.82%	5.00%
$50,000 - $99,999	4.75%	4.99%	4.25%
$100,000 - $249,999	3.75%	3.90%	3.25%
$250,000 - $499,999	2.75%	2.83%	2.50%
$500,000 - $999,999	2.00%	2.04%	1.75%
$1,000,000 and over	1.00%	1.01%	0.75%

Waivers of Front-End Sales Charges.  Class A Shares Front-End Sales Charge Waivers.  Front-end sales charges will not apply to purchases of Class A Shares by or through:

(1)	Employees and employee related accounts of the Adviser and sub-advisers, Trustees and affiliated persons of the Trust.

(2)	Fee-based registered investment advisers for their clients, broker-dealers with wrap fee accounts, and registered investment advisers or brokers for their own accounts.

(3)	Qualified retirement plan that places either (i) 100 or more participants or (ii) $300,000 or more of combined participants’ initial assets into the Fund, in the aggregate.

(4)	Fee-based trust companies and bank trust departments investing on behalf of their clients if clients pay the bank or trust company an asset-based fee for trust or asset management services.

(5)
Broker-dealers and other financial institutions (including registered representatives, registered investment advisers and financial planners) that have entered into a selling agreement with Quasar (or otherwise have an arrangement with a broker-dealer or other financial institution with respect to sales of fund shares), on behalf of clients participating in a fund supermarket, wrap program, or other program in which clients pay a fee for advisory services, executing transactions in Fund shares, or for otherwise participating in the program.

(6)
Employees of broker-dealers and other financial institutions (including registered investment advisers and financial planners) that have entered into a selling agreement with Quasar (or otherwise having an arrangement with a broker-dealer or other financial institution with respect to sales of fund shares), and their immediate family members, as allowed by the internal policies of their employer.

(7)	Insurance company separate accounts.

(8)	Reinvestment of capital gains distributions and dividends.

(9)
College savings plans qualified under Section 529 of the Internal Revenue Code whose sponsors or administrators have entered into an agreement with Quasar or any of its affiliates to perform advisory or administrative services.

(10)	Companies exchanging shares with or selling assets to a Fund pursuant to a merger, acquisition or exchange offer.

(11)	Organizations described in Section 501(c)(3) of the Internal Revenue Code.

(12)	Charitable remainder trusts.

(13)	Certain tax qualified plans of administrators who have entered into a service agreement with Quasar or the Fund.

(14)	Other categories of investors, at the discretion of the Board, as disclosed in the then current Prospectus of the Fund.

REDEEMING SHARES

Redemptions of the Fund’s shares will be made at net asset value (“NAV”).  The Fund’s NAV is determined on days on which the New York Stock Exchange (“NYSE”) is open for trading, as discussed further below.

Redemptions In-Kind.  The Fund does not intend, under normal circumstances, to redeem its securities by payment in-kind.  It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash.  In such case, the Board of Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund.  Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share.  Shareholders receiving them would incur brokerage costs when these securities are sold.  An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund has committed itself to pay redemptions in cash, rather than in-kind, to any shareholder of record of the Fund who redeems during any ninety-day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund’s net asset value at the beginning of such period.

NET ASSET VALUE, DIVIDENDS AND TAXES

Net Asset Value.  The Fund determines its net asset value each day the NYSE is open for trading.  The NYSE is closed to observe the following holidays, in addition to Saturdays and Sundays:  New Year’s Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Portfolio securities, including ADRs and options, which are traded on stock exchanges, will be valued at the last sale price as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price.  Securities traded in the over-the counter market and listed on the NASDAQ Stock Market (“NASDAQ”) are normally valued at the NASDAQ Official Closing Price.  Other over-the-counter market securities will be valued at the last available bid price in the over-the-counter market prior to the time of valuation.  Money market securities will be valued at market value, except that instruments maturing within 60 days of the valuation are valued at amortized cost which approximates market value.  The other securities and assets of the Fund for which market quotations may not be readily available (including restricted securities which are subject to limitations as to their sale) will be valued at fair value as determined in good faith by or under the direction of the Board of Trustees.  Securities quoted in foreign currencies will be converted to U.S. dollar equivalents using prevailing market exchange rates.

Suspension of the Determination of Net Asset Value.  The Board of Trustees may suspend the determination of net asset value and, accordingly, redemptions for the Fund for the whole or any part of any period during which: (i) the NYSE is closed (other than for customary weekend and holiday closings), (ii) trading on the NYSE is restricted, (iii) an emergency exists as a result of which disposal of securities owned by the Fund is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (iv) the SEC may by order permit for the protection of the holders of the Fund’s shares.

Distributions of Net Investment Income.  The Fund receives income generally in the form of dividends and interest on their investments.  This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which income dividends may be paid to you.  If you are a taxable investor, any distributions by the Fund from such income (other than qualified dividend income received by individuals) will be taxable to you at ordinary income tax rates, whether you receive them in cash or in additional shares.  Distributions from qualified dividend income will be taxable to individuals at long-term capital gain rates, provided certain holding period requirements are met.  See the discussion below under the heading, “Qualified Dividend Income for Individuals.”

Distributions of Capital Gains.  The Fund may realize a capital gain or loss in connection with sales or other dispositions of their portfolio securities.  Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income.  Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund.  Any net short-term or long-term capital gain realized by the Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Returns of Capital.  If the Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders.  A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.  Any return of capital in excess of your basis, however, is taxable as a capital gain.

Effect of Investment in Foreign Securities.  The Fund is permitted to invest in foreign securities as described above.  Accordingly, the Fund may be subject to foreign withholding taxes on income from certain foreign securities.  This, in turn, could reduce a Fund’s distributions paid to you.

Pass-through of Foreign Tax Credits.  If more than 50% of the Fund’s total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund.  If this election is made, the Fund may report more taxable income to you than it actually distributes.  You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders).  The Fund will provide you with the information necessary to claim this deduction or credit on your personal income tax return if it makes this election.  Your use of foreign dividends, designated by the Fund as qualified dividend income subject to taxation at long-term capital gain rates, may reduce the otherwise available foreign tax credits on your federal income tax return.  Shareholders in these circumstances should talk with their personal tax advisors about their foreign tax credits and the procedures that they should follow to claim these credits on their personal income tax returns.

Effect of Foreign Debt Investments on Distributions.  Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income for federal income tax purposes by the Fund.  Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses.  These gains when distributed are taxable to you as ordinary income, and any losses reduce the Fund’s ordinary income otherwise available for distribution to you.  This treatment could increase or decrease the Fund’s ordinary income distributions to you, and may cause some or all of the Fund’s previously distributed income to be classified as a return of capital.

PFIC Securities.  The Fund may invest in securities of foreign entities that could be deemed for federal income tax purposes to be passive foreign investment companies (“PFICs”).  In general, a foreign corporation is a PFIC if 75% or more of its gross income for its taxable year is passive income, or more than 50% or more of its average assets (by value) are held for the production of passive income.  When investing in PFIC securities, the Fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the Fund’s fiscal and excise (described below) tax years.  Deductions for losses are allowable only to the extent of any current or previously recognized gains.  These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold or received dividends from these securities.  You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends.  These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by the Fund.  In addition, if the Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax (the effect of which might be mitigated by making a mark-to-market election in a year prior to the sale) on a portion of any “excess distribution” or gain from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders.  Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

Information on the Amount and Tax Character of Distributions.  The Fund will inform you of the amount of your ordinary income and capital gain dividends at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the end of each calendar year.  If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income, qualified dividends or capital gains, and in the case of non-U.S. shareholders, the Fund may further designate and distribute as interest-related dividends and short-term capital gain dividends, a percentage of income that may not be equal to the actual amount of this type of income earned during the period of your investment in the Fund.  Taxable distributions declared by a Fund in December to shareholders of record in such month, but paid in January, are taxable to you as if they were paid in December.

Sales, Exchanges and Redemption of Fund Shares.  Sales, exchanges and redemptions (including redemptions in-kind) are taxable transactions for federal and state income tax purposes.  If you redeem your Fund shares the Internal Revenue Service requires you to report any gain or loss on your redemption.  If you held your shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares.

Redemptions at a Loss Within Six Months of Purchase.  Any loss incurred on a redemption of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares.

Wash Sales.  All or a portion of any loss that you realize on a redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption.  Any loss disallowed under these rules will be added to your tax basis in the new shares.

Deferral of Basis – Class A shares only.  In reporting gain or loss on the sale of your Fund shares, you may be required to adjust your basis in the shares you sell under the following circumstances:

IF:
o	In your original purchase of Fund shares, you received a reinvestment right (the right to reinvest your sales proceeds at a reduced or with no sales charge),
o	You sell some or all of your original shares within 90 days of their purchase, and
o	You reinvest the sales proceeds in the Fund or in another Quaker Fund, and the sales charge that would otherwise apply is reduced or eliminated;

THEN:
In reporting any gain or loss on your sale, all or a portion of the sales charge that you paid for your original shares is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.

Cost Basis Reporting.  Under recently enacted provisions of the Emergency Economic Stabilization Act of 2008, the Fund’s administrative agent will be required to provide you with cost basis information on the sale of any of your shares in the Fund, subject to certain exceptions.  This cost basis reporting requirement is effective for shares purchased in the Fund on or after January 1, 2012.

U.S. Government Securities.  Income earned on certain U.S. government obligations is exempt from state and local personal income taxes if earned directly by you.  States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment or reporting requirements that must be met by a Fund.  Income on Fund investments in other certain obligations, such as repurchase agreements collateralized by U.S. government obligations, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (GNMA) or Federal National Mortgage Association (FNMA) obligations), generally does not qualify for tax-free treatment.  The rules on exclusion of this income are different for corporations.

Qualified Dividend Income for Individuals.  For individual shareholders, a portion of the dividends paid by the Fund may be qualified dividend income which is eligible for taxation at long-term capital gain rates.  This reduced rate generally is available for dividends paid by the Fund out of dividends earned on the Fund’s investment in stocks of domestic corporations and qualified foreign corporations.  Dividends from PFICs are not eligible to be treated as qualified dividend income.

Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment.  Specifically, the Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend.  Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend.  The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the dividend payment.  When counting the number of days you held your Fund shares, include the day you sold your shares but not the day you acquired these shares.

While the income received in the form of a qualified dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes.  For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return.  Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be used as investment income in determining your allowable investment interest expense.  For other limitations on the amount of or use of qualified dividend income on your income tax return, please contact your personal tax advisor.

After the close of its fiscal year, the Fund will designate the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates.  If 95% or more of the Fund’s income is from qualified sources, it will be allowed to designate 100% of its ordinary income distributions as qualified dividend income.

This favorable taxation of qualified dividend income at long-term capital gain tax rates expires and will no longer apply to dividends paid by a Fund with respect to its taxable years beginning after December 31, 2010 (sunset date), unless such provision is extended or made permanent.

Dividends-Received Deduction for Corporations.  For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the dividends-received deduction.  The portion of dividends paid by the Fund that so qualifies will be designated each year in a notice mailed to the Fund’s shareholders, and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations that would have qualified for the dividends-received deduction in the hands of the Fund if the Fund was a regular corporation.

The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction.  The amount that the Fund may designate as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend.  Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period, then the dividends-received deduction for Fund dividends on your shares may be reduced or eliminated.  Even if designated as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation.

Investment in Complex Securities.  The Fund may invest in complex securities that could be subject to numerous special and complex tax rules.  These rules could accelerate the recognition of income by the Fund (possibly causing a Fund to sell securities to raise the cash for necessary distributions).  These rules could also affect whether gain or loss recognized by the Fund is treated as ordinary or capital, or as interest or dividend income.  These rules could, therefore, affect the amount, timing, or character of the income distributed to you by the Fund.

Derivatives.  The Fund is permitted to invest in certain options and futures contracts to hedge the Fund’s portfolio or for other permissible purposes consistent with that Fund’s investment objective.  If a fund makes these investments, under certain provisions of the Code, it may be required to mark-to-market these contracts and recognize for federal income-tax purposes any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts.  Under these provisions, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses, but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses.  In determining its net income for excise tax purposes, a Fund also would be required to mark-to-market these contracts annually as of October 31 (for capital gain net income and ordinary income arising from certain foreign currency contracts), and to realize and distribute any resulting income and gains.

Constructive Sales.  The Fund’s entry into a short sale transaction or an option or other contract could be treated as the “constructive sale” of an “appreciated financial position,” causing it to realize gain, but not loss, on the position.

Tax Straddles.  The Fund’s investment in options and futures contracts (or in substantially similar or related property) in connection with certain hedging transactions could cause it to hold offsetting positions in securities.  If the Fund’s risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds other securities, the Fund could be deemed to have entered into a tax “straddle” or to hold a “successor position” that would require any loss realized by it to be deferred for tax purposes.

Convertible Debt.  Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest.  If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond.  If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt.

Short sales and Securities Lending Transactions.  The Fund’s entry into a short sale transaction or an option or other contract could be treated as the “constructive sale” of an “appreciated financial position,” causing it to realize gain, but not loss, on the position.  Additionally, the Fund’s entry into securities lending transactions may cause the replacement income earned on the loaned securities to fall outside of the definition of qualified dividend income.

Investment in Taxable Mortgage Pools (Excess Inclusion Income).  The Fund may invest in U.S.-REITs that hold residual interests in real estate mortgage investment conduits (REMICs) or which are, or have certain wholly-owned subsidiaries that are, “taxable mortgage pools.”  Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of the Fund’s income from a U.S.-REIT that is attributable to the REIT’s residual interest in a REMIC or equity interests in a taxable mortgage pool (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events.  The excess inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly.  In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (UBTI) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax.  In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities and tax-exempt organizations that are not subject to tax on UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations.  The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income.  While the Fund does not intend to invest in U.S.-REITs, a substantial portion of the assets of which generates excess inclusion income, there can be no assurance that the Fund will not allocate to shareholders excess inclusion income.  The rules concerning excess inclusion income are complex and unduly burdensome in their current form, and the Fund is awaiting further guidance from the IRS on how these rules are to be implemented.  Shareholders should talk to their tax advisors about whether an investment in the Fund is a suitable investment given the potential tax consequences of the Fund’s receipt and distribution of excess inclusion income.

Investments in Securities of Uncertain Tax Character.  The Fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS.  To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

Backup Withholding.  By law, the Fund must withhold a portion of your taxable dividends and sales proceeds unless you:

•	provide your correct social security or taxpayer identification number;
•	certify that this number is correct;
•	certify that you are not subject to backup withholding; and
•	certify that you are a U.S. person (including a U.S. resident alien).

The Fund also must withhold if the IRS instructs it to do so.  When withholding is required, the amount will be 28% of any dividends or proceeds paid.  The special U.S. tax certification requirements applicable to non-U.S. investors are described under the “Non-U.S. Investors” heading below.

Non-U.S. Investors.  Non-U.S. investors (shareholders who, as to the United States, are a non residential alien individual, foreign trust or estate, foreign corporation, or foreign partnership) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements.  Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

In General.  The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends., including on income dividends paid to you by a Fund.  Exemptions from this U.S. withholding tax are provided for exempt-interest dividends, capital gain dividends paid by a Fund from its net long-term capital gains, and with respect to taxable years of the Fund beginning before January 1, 2010 (sunset date), interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends.  However, notwithstanding such exemption from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

Capital Gain Dividends And Short-Term Capital Gain Dividends.  In general, (i) a capital gain dividend designated by the Fund and paid from its long-term capital gains or (ii) with respect to taxable years of the Fund beginning before January 1, 2010 (sunset date), a short-term capital gain dividend designated by the Fund and paid from its net short-term capital gains, other than long- or short-term capital gains realized on disposition of U.S. real property interests (see discussion below), are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

Interest-Related Dividends.  With respect to  taxable years of the Fund beginning before January 1, 2010 (sunset date), dividends designated by the Fund as interest-related dividends and paid from its qualified net interest income from U.S. sources are not subject to U.S. withholding tax. “Qualified interest income” includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount, (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation which is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company.  On any payment date, the amount of an income dividend that is designated by the Fund as an interest-related dividend may be more or less than the amount that is so qualified.  This is because the designation is based on an estimate of the Fund’s qualified net interest income for its entire fiscal year, which can only be determined with exactness at fiscal year end.  As a consequence, the Fund may over withhold a small amount of U.S. tax from a dividend payment.  In this case, the non-U.S. investor’s only recourse may be to either forgo recovery of the excess withholding, or to file a United States nonresident income tax return to recover the excess withholding.

Further Limitations on Tax Reporting for Interest-Related Dividends and Short-Term Capital Gain Dividends for Non-U.S. Investors.  It may not be practical in every case for the Fund to designate, and the Fund reserves the right in these cases to not designate, small amounts of interest-related or short-term capital gain dividends.  Additionally, the Fund’s designation of interest-related or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities on these distributions may not have fully developed systems that will allow these tax withholding benefits to be passed through to them for this income in managed or omnibus accounts due to systems limitations or operational constraints.

Net Investment Income from Dividends on Stock and Foreign Source Interest Income Continue to be Subject to Withholding Tax; Effectively Connected Income.  Ordinary dividends paid by the Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations, and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax.  If you hold your Fund shares in connection with a U.S. trade or business, your income and gains will be considered effectively connected income and taxed in the U.S. on a net basis, in which case you may be required to file a nonresident U.S. income tax return.

Investment In U.S. Real Property.  The Fund may invest in equity securities of corporations that invest in U.S. real property, including U.S. Real Estate Investment Trusts (U.S.-REIT).  The sale of a U.S. real property interest (USRPI) by a U.S.-REIT in which the Fund invests may trigger special tax consequences to the Fund’s non-U.S. shareholders.

The Foreign Investment in Real Property Tax Act of 1980 (FIRPTA) makes non-U.S. persons subject to U.S. tax on disposition of a USRPI as if he or she were a U.S. person. Such gain is sometimes referred to as FIRPTA gain.  The Code provides a look-through rule for distributions of FIRPTA gain by a regulated investment company (RIC), such as the Fund, from a U.S.-REIT (other than one that is domestically controlled) as follows:

•
The RIC is classified as a qualified investment entity.  A RIC is classified as a “qualified investment entity” with respect to a distribution to a non-U.S. person which is attributable directly or indirectly to a distribution from a U.S.-REIT if, in general, more than 50% of the RIC’s assets consists of interests in U.S.-REITs and U.S. real property holding corporations, and

•	You are a non-U.S. shareholder that owns more than 5% of a class of Fund shares at any time during the one-year period ending on the date of the distribution.

•
If these conditions are met, such Fund distributions to you are treated as gain from the disposition of a USRPI, causing the distributions to be subject to U.S. withholding tax at a rate of 35%, and requiring that you file a nonresident U.S. income tax return.

•
In addition, even if you do not own more than 5% of a class of Fund shares, but the Fund is a qualified investment entity, such Fund distributions to you will be taxable as ordinary dividends (rather than as a capital gain or short-term capital gain dividend) subject to withholding at 30% or lower treaty rate.

These rules apply to dividends with respect to the Fund’s taxable years beginning before January 1, 2010 (sunset date), except that after such sunset date, Fund distributions from a U.S.- REIT (whether or not domestically controlled) attributable to FIRPTA gain will continue to be subject to the withholding rules described above provided the Fund would otherwise be classified as a qualified investment entity.

Because the Fund expects to invest less than 50% of its assets at all times, directly or indirectly in U.S. real property interests, the Fund expects that neither gain on the sale or redemption of Fund shares nor Fund dividends and distributions would be subject to FIRPTA reporting and tax withholding.

U.S. Estate Tax.  An individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to Fund shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies.  If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate.  The transfer certificate will identify the property (i.e., Fund shares) as to which the U.S. federal estate tax lien has been released.  In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000).  For estates with U.S. situs assets of not more than $60,000, a Fund may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent’s U.S. situs assets are below this threshold amount.  In addition, a partial exemption from U.S. estate tax may apply to Fund shares held by the estate of a nonresident decedent.  The amount treated as exempt is based upon the proportion of the assets held by a Fund at the end of the quarter immediately preceding the decedent’s death that are debt obligations, deposits, or other property that would generally be treated as situated outside the United States if held directly by the estate.  This provision applies to decedents dying after December 31, 2004 and before January 1, 2010, unless such provision is extended or made permanent.  Transfers by gift of shares of a Fund by a non-U.S. shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax.  The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.

U.S. Tax Certification Rules.  Special U.S. tax certification requirements apply to non-U.S. shareholders both to avoid U.S. Back-up withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder’s country of residence.  In general, a non-U.S. shareholder must provide a Form W-8BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty.  A Form W-8BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect.

The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.  Non-U.S. shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign tax.

THIS DISCUSSION OF “NET ASSET VALUE, DIVIDENDS AND TAXES” IS NOT INTENDED OR WRITTEN TO BE USED AS TAX ADVICE AND DOES NOT PURPORT TO DEAL WITH ALL FEDERAL TAX CONSEQUENCES APPLICABLE TO ALL CATEGORIES OF INVESTORS, SOME OF WHICH MAY BE SUBJECT TO SPECIAL RULES.  YOU SHOULD CONSULT YOUR OWN TAX ADVISOR REGARDING YOUR PARTICULAR CIRCUMSTANCES BEFORE MAKING AN INVESTMENT IN THE FUND.

PERFORMANCE INFORMATION

To obtain the Fund’s most current performance information, please visit www.quakerfunds.com.

Performance quotations represent the Fund’s past performance and should not be considered as representative of future results.  The Fund will calculate its performance in accordance with the requirements of the rules and regulations under the 1940 Act, or any other applicable U.S. securities law, as they may be revised from time to time by the SEC.

DESCRIPTION OF SHARES

The Trust is an unincorporated business trust that was organized under the Commonwealth of Massachusetts on October 24, 1990, and operates as an open-end investment management company.  The Trust’s Declaration of Trust authorizes the Board of Trustees to divide Trust shares into various series, each of which relates to a separate portfolio of investments.  The Trust presently has seven series portfolios, each of which offers one or more classes of shares.  Each of the Funds is diversified, within the meaning of the 1940 Act, except for the  Quaker Capital Opportunities Fund and the Quaker Long-Short Tactical Allocation Fund, which are non-diversified.  The Declaration of Trust currently provides for the issuance of an unlimited number of series and classes of shares.

Each share outstanding is entitled to share equally in dividends and other distributions and in the net assets of the respective class of the respective series on liquidation.  Shares are fully paid and non-assessable when issued, freely transferable, have no pre-emptive or subscription rights, and are redeemable and subject to redemption under certain conditions described above.  Shares do not have cumulative voting rights.  Therefore, the holders of more than 50% of the aggregate number of shares of all series of the Trust may elect all the Trustees.  The Funds do not generally issue certificates for shares purchased.

Each share outstanding entitles the holder to one vote.  If a Fund is separately affected by a matter requiring a vote, the shareholders of each such Fund shall vote separately.  The Trust is not required to hold annual meetings of shareholders, although special meetings will be held for purposes such as electing or removing Trustees, changing fundamental policies, or approving an investment advisory agreement.  The Board of Trustees shall promptly call a meeting for the purpose of electing or removing Trustees when requested in writing to do so by the record holders of at least 10% of the outstanding shares of the Trust.  The term of office of each Trustee is of unlimited duration.  The holders of at least two-thirds of the outstanding shares of the Trust may remove a Trustee from that position either by declaration in writing filed with the Administrator or by votes cast in person or by proxy at a meeting called for that purpose.  Shareholders will be assisted in communicating with other shareholders in connection with removing a Trustee as if Section 16 (c) of the 1940 Act were applicable.

The Declaration of Trust provides that the Trustees of the Trust will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of duties.  It also provides that all third parties shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust.  With the exceptions stated, the Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust.  The Declaration of Trust, therefore, contains provisions, which are intended to mitigate such liability.

Other Expenses.  Each Fund is responsible for the payment of its expenses.  These include, for example, the fees payable to the Adviser, or expenses otherwise incurred in connection with the management of the investment of the Funds' assets, the fees and expenses of the Custodian, the fees and expenses of the Administrator, the fees and expenses of Trustees, outside auditing and legal expenses, all taxes and corporate fees payable by the Fund, SEC fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders, costs of shareholder reports and shareholder meetings, and any extraordinary expenses.  Each Fund also pays for brokerage commissions and transfer taxes (if any) in connection with the purchase and sale of portfolio securities.  Expenses attributable to a particular series of the Trust will be charged to that series, and expenses not readily identifiable as belonging to a particular series will be allocated by or under procedures approved by the Board of Trustees among one or more series in such a manner, as it deems fair and equitable.

FINANCIAL STATEMENTS

The Fund’s audited financial statements will be included in the Trust’s Annual Report to Shareholders and will be incorporated by reference from the Annual Reports after the end of the Fund’s first fiscal year.

EXHIBITS
TO
QUAKER INVESTMENT TRUST
STATEMENT OF ADDITIONAL INFORMATION

Advisers/sub-advisers’ Proxy Voting Policies and Procedures.

Quaker Investment Trust

Proxy Voting Policy and Procedures
Board Approval Required:	Yes
Most Recent Board Approval:	August 22, 2008
References:	Investment Company Act – Rule 30b1-4

GENERAL

The Board of Trustees (“Board”) of the Quaker Investment Trust (“QIT”) have adopted the following policies and procedures (the “Policies and Procedures”) in accordance with Rule 30b1-4 of the Investment Company Act of 1940, as amended (the “Proxy Voting Rule”) with respect to voting proxies relating to portfolio securities held by QIT’s investment portfolios (“Funds”).

QIT recognizes that the right to vote proxies with respect to portfolio securities held by the Funds is an economic asset and has direct investment implications.  Moreover, we believe that each Fund’s portfolio investment adviser is in the best position to assess the financial implications presented by proxy issues and the impact a particular vote may have on the value of a security.

Consequently, it is the policy of QIT to delegate proxy voting responsibilities to Quaker Funds, Inc., (the “Adviser”) as a part of the Adviser’s general management of the Funds, subject to the Board’s continuing oversight.  The Adviser may, but is not required to, further delegate proxy voting responsibilities to one or more of the sub-advisers retained to provide investment advisory services to such Fund, if any (each a “Sub-Adviser”), subject to the Board’s continuing oversight.  The Adviser or Sub-Adviser, to which authority to vote on behalf of any Fund is delegated, acts as a fiduciary of the Fund and must vote proxies in a manner consistent with the best interest of the Fund and its shareholders.

If the Adviser or Sub-Adviser to a Fund who invests in voting securities does not have a proxy policy which complies with the relevant portions of the Proxy Voting Rule and the proxy voting rule under the Investment Adviser’s Act of 19401, as amended, that adviser will be required to follow these Policies and Procedures.

GENERAL PROXY VOTING GUIDELINES

QIT will consider each corporate proxy statement on a case-by-case basis.  There may also be occasions when QIT determines, that not voting such proxy may be more in the best interest of a Fund, such as (i) when the cost of voting such proxy exceeds the expected benefit to a Fund or (ii) if QIT is required to re-register shares of a company in order to vote a proxy and that re-registration process imposes trading and transfer restrictions on the shares, commonly referred to as “blocking”.

In evaluating proxy issues, information from various sources may be considered including information from company management, shareholder groups, independent third party proxy voting services, and others.  In all cases, however, each proxy vote should be cast in a manner that seeks to maximize the value of the Funds’ assets.

QIT’s general guidelines as they relate to voting certain common proxy proposals are described below.  As previously noted, the Adviser or Sub-Adviser to QIT will only be required to follow these general guidelines if they do not have a proxy voting policy which complies with applicable regulatory requirements.

Adoption of confidential voting	For
Adoption of Anti-greenmail charter of bylaw amendments	For
Amend bylaws or charters for housekeeping changes	For
Elect Directors annually	For
Fix the size of the Board	For
Give Board ability to amend bylaws in addition to Shareholders	For
Lower supermajority Shareholder vote requirements	For
Ratify Auditors	For
Require Majority of Independent Directors	For
Require Shareholder approval of Golden or Tin Parachutes	For
Restore or Provide Shareholders with rights of appraisal	For
Restore Shareholder ability to remove directors with our without cause	For
Seek reasonable Audit rotation	For
Shareholders’ Right to Act independently of management	For
Shareholders’ Right to Call Special Meeting	For
Shareholders’ Right to Act by Written Consent	For
Stock Repurchase Plans	For
Stock Splits	For
Submit Poison Pill for Shareholder ratification	For

____________________________
1 Rule 206(4)-6 and Rule 204-2 under the Investment Advisers Act of 1940, as amended.

Blank Check Preferred Stock	Against
Classified Boards	Against
Dual Classes of Stock	Against
Give Board exclusive authority to amend bylaws	Against
Limited Terms for Outside Directors	Against
Payment of Greenmail	Against
Provide Management with authority to adjourn an annual or special meeting	Against
Require Director Stock Ownership	Against
Restrict or Prohibit Shareholder ability to call special meetings	Against
Supermajority Vote Requirement	Against
Supermajority Provisions	Against

Adopt/Amend Stock Option Plan	Case-by-Case
Adopt/Amend Employee Stock Purchase Plan	Case-by-Case
Approve Merger/Acquisition	Case-by-Case
Authorize Issuance of Additional Common Stock	Case-by-Case
Consider Non-financial Effects of Merger	Case-by-Case
Director Indemnification	Case-by-Case
Election of Directors	Case-by-Case
Fair Price Requirements	Case-by-Case
Issuance of authorized Common Stock	Case by Case
Limitation of Executive/Director Compensation	Case-by-Case
Reincorporation	Case-by-Case
Require Shareholder Approval to Issue Preferred Stock	Case-by-Case
Spin-Offs	Case-by-Case
Shareholder proposal to redeem Poison Pill	Case-by-Case
Social and Environmental Issues	Case-by-Case

The foregoing are only general guidelines and not rigid policy positions.  No proxy voting guidelines can anticipate all potential voting issues that may arise.  Consequently, other issues that appear on proxies are reviewed on a case-by-case basis and our vote is cast in a manner that we believe is in the best interest of the applicable Fund and its shareholders.

CONFLICTS OF INTEREST

QIT recognizes that conflicts of interest exist, or may appear to exist, in certain circumstances when voting proxies.  A “conflict of interest” shall be deemed to occur when QIT or an affiliated person of QIT has an interest in a matter presented by a proxy to be voted on behalf of a Fund, which may compromise QIT’s independence of judgment and action in voting the proxy.

Since under normal circumstances the Adviser or Sub-Adviser will be responsible for voting proxies related to securities held in a Fund, QIT itself will not have a conflict of interest with Fund shareholders in the voting of proxies.  QIT expects the Adviser and each Sub-Adviser responsible for voting proxies to adopt policies that address the identification of material conflicts of interest that may exist and how such conflicts are to be resolved to ensure that voting decisions are based on what is in the best interest of each respective Fund and its shareholders and is not influenced by any conflicts of interest that the Adviser or Sub-Adviser may have.

RECEIPT OF PROXY VOTING PROCEDURES & PROXY VOTING RECORDS

•
At least annually, the Adviser (if it has retained the authority to vote proxies on behalf of any Fund) and each Sub-Adviser with authority to vote proxies on behalf of any Fund shall present to the Board its policies, procedures and other guidelines for voting proxies.  In addition, the Adviser and each such Sub-Adviser shall notify the Board promptly of material changes to any of these documents.

•
At least quarterly, the Adviser (if it has retained the authority to vote proxies on behalf of any Fund) and each Sub-Adviser with authority to vote proxies on behalf of any Fund shall provide to QIT a record of each proxy voted with respect to portfolio securities of such Fund during the quarter (such record shall include the records described in Section 7 hereof).  With respect to those proxies that the Adviser or a Sub-Adviser has identified as involving a material conflict of interest, the Adviser or Sub-Adviser shall submit a separate report to the Board, at its next regular meeting, indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.  For this purpose, a “conflict of interest” shall be deemed to occur when the Adviser or Sub-Adviser or an affiliated person of the Adviser or Sub-Adviser has an interest in a matter presented by a proxy to be voted on behalf of a Fund, which may compromise the Adviser’s or Sub-Adviser’s independence of judgment and action in voting the proxy.

•
In the event the Adviser (if it has retained the authority to vote proxies on behalf of any fund) and each Sub-Adviser with authority to vote proxies on behalf of any Fund fails to provide QIT with a record of each proxy voted prior to the end of the following quarter, such failure will be addressed by the Board in a letter to the Adviser or Sub-Adviser formally requiring compliance.  Further, the deficiency will be specifically noted at the Adviser or Sub-Adviser contract renewal and shall be a factor the QIT Board takes into consideration during the renewal process.

•	Each quarter, the Adviser will disclose to the Board on proxy votes cast in the prior period by the Funds.

REVOCATION OF AUTHORITY TO VOTE

The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Funds may be revoked by the Board, in whole or in part, at any time.

DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES, AND RECORD

QIT will fully comply with all applicable disclosure obligations under the Proxy Voting Rule.  These include the following:

•
Disclosure in shareholder reports that a description of the Fund’s Proxy Voting Policy and Procedures is available upon request without charge and information about how it can be obtained (e.g. QIT’s website, SEC website, and toll free phone number).

•	Disclosure in the Fund’s Statement of Additional Information (“SAI”) the actual policies used to vote proxies.

•
Disclosure in shareholder reports and in the SAI that information regarding how a Fund’s proxies were voted during the most recent twelve month period ended June 30 is available without charge and how such information can be obtained.

QIT will file all required reports regarding the Fund’s actual proxy voting record on Form N-PX on an annual basis as required by the Proxy Voting Rule.  This voting record will also be made available to shareholders.

QIT will respond to all requests for Proxy Voting Policies and Procedures or proxy records within three business days of such request.

MAINTENANCE OF PROXY VOTING RECORDS

QIT’s administrator, Adviser, and Sub-Advisers will be responsible for maintaining all appropriate records related to the voting of proxies held in a Fund as required by the Proxy Voting Rule.  These records relating to the voting of proxies include:  (i) the name of the issuer, (ii) the exchange ticker symbol of the portfolio security, (iii) the CUSIP number, (iv) the shareholder meeting date, (v) number of shares voted, (vi) a brief description of the matter brought to vote; (vii) whether the proposal was submitted by management or a shareholder, (viii) whether the proxy was voted for or against management, (ix) whether the vote was cast for or against management and (x) other pertinent supporting documentation relating to a particular proxy.  Applicable records shall be maintained for a period of six years, with records maintained for the first two years on site.

REVIEW OF PROXY VOTING POLICIES AND PROCEDURES

The Policies and Procedures as well as the proxy voting guidelines of the Advisers and Sub-Advisers will be reviewed at least annually.  This review will include, but will not necessarily be limited to, any proxy voting issues that may have arisen or any material conflicts of interest that were identified and the steps that were taken to resolve those conflicts.

SECURITIES LENDING PROGRAM

When securities are out on loan, they are transferred into the borrower's name and are voted by the borrower, in its discretion.  However, where QFI or the applicable Fund's sub-adviser determines that a proxy vote (or shareholder action) is materially important to the applicable Fund, QFI or the sub-adviser may recall the security.

Rock Canyon Funds Proxy Voting Policies and Procedures

Pursuant to rules established by the SEC under the 1940 Act the Board of Trustees of the Rock Canyon Funds (the “Trust”) has adopted the following formal, written guidelines for proxy voting by the Trust.  The Board of Trustees of the Trust oversees voting policies and decisions for each series of the Trust (the “Funds”).

Each Fund exercises its proxy voting rights with regard to the companies in the Fund’s investment portfolio, with the goals of maximizing the value of the Fund’s investments, promoting accountability of a company’s management and board of directors to its shareholders, aligning the interests of management with those of shareholders, and increasing transparency of a company’s business and operations.

In general, the Board of Trustees of the Trust believes that each Fund’s investment adviser, or sub-adviser, if applicable, which selects the individual companies that are part of the Fund’s portfolio, is the most knowledgeable and best suited to make decisions about proxy votes.  Therefore, the Trust defers to and relies on the Funds’ investment advisers or sub-advisers, as appropriate, to make decisions on casting proxy votes.

In some instances, an adviser (or sub-adviser) may be asked to cast a proxy vote that presents a conflict between the interests of a Fund’s shareholders, and those of the adviser (or sub-adviser) or an affiliated person of the adviser (or sub-adviser).  In such a case, the adviser (or sub-adviser) is instructed to abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board of Trustees to make a voting decision. The adviser (or sub-adviser) shall make a written recommendation of the voting decision to the Board of Trustees, which shall include: (i) an explanation of why it has a conflict of interest; (ii) the reasons for its recommendation; and (iii) an explanation of why the recommendation is consistent with the adviser’s (or sub-adviser’s) proxy voting policies.  The Board of Trustees shall make the proxy voting decision that in its judgment, after reviewing the recommendation of the adviser (or sub-adviser), is most consistent with the adviser’s (or sub-adviser’s) proxy voting policies and in the best interests of Fund shareholders.  When the Board of Trustees is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast.

A copy of these Proxy Voting Policies and Procedures are available, without charge, upon request, by calling the Trust’s toll-free telephone number at (800) 869-1679, and on the SEC’s website at http://www.sec.gov.  The Trust will send a copy of the Trust’s Proxy Voting Policies and Procedures within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.  In addition, information regarding the Fund’s proxy voting record during the most recent 12-month period ended June 30 is available at no charge, upon request, by calling (800) 869-1679.  The information also is available on the SEC’s website at http://www.sec.gov.

Responsible Party/Procedures:  Chief Compliance Officer

Approved:	April 9, 2003